                                                                    Exhibit 99.1



                         [LOGO] CORNERSTONE PROPERTIES





                                  THIRD QUARTER

                                      1999

                              SUPPLEMENTAL PACKAGE



This Supplemental Package contains forward-looking statements within the meaning of the Federal securities laws. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy, that could cause the actual results, performance or achievements of Cornerstone to differ materially from those reflected in such forward-looking statements. Information contained in this Supplemental Package regarding current and future market conditions is based on Cornerstone's assessment of real estate markets as of this date and is subject to the uncertainties inherent in such an assessment. In particular, but not exclusively, national and regional economic conditions, the rate of new construction, and demand and supply in a given market will affect leasing activity, projected rents and the cost of lease renewals.







                                                                NOVEMBER 1, 1999

                           Cornerstone Properties Inc.


             Supplemental Information to Quarterly Earnings Release


I.    Third Quarter 1999

          - Balance Sheet

          - Income Statement

II.   Press Release

III.  Quarterly Fact Sheet

IV.   FFO Calculation

V.    Table of Properties and Property Development

VI.   Top Ten Tenants Schedule

VII.  Historical Occupancy Schedule

VIII. Net Rent and Net Effective Rent Schedule

IX.   Lease Expiration Schedule

X.    Tenant Retention Schedule

XI.   Leasing Costs and Capital Expenditures

XII.  Debt Schedule

XIII. Equity Schedule

XIV.  Minority Sharing in Cash Flows and Residual Proceeds

                           CORNERSTONE PROPERTIES INC.





                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE









                                  BALANCE SHEET
                                INCOME STATEMENT

                          REVISED AS OF NOVEMBER 15, 1999
                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                          (DOLLAR AMOUNTS IN THOUSANDS)
                                  (UNAUDITED)


                                                         SEPTEMBER 30,            DECEMBER 31,
                                                             1999                    1998
                                                         -------------            ------------
ASSETS

Developments in progress:
  Land...............................................        $10,132                 $10,437
  Development costs..................................          9,565                   2,519
Rental Property, at cost:
  Land...............................................        652,036                 702,840
  Buildings, leasehold interests and improvements....      3,091,308               3,403,152
  Deferred lease costs...............................        149,024                 143,188
                                                          ----------              ----------
                                                           3,912,065               4,262,136
  Less: Accumulated depreciation and amortization....        275,678                 286,664
                                                          ----------              ----------
    Total Development and Rental Property                  3,636,387               3,975,472

Assets held for sale.................................        214,646                  77,568
Cash and cash equivalents............................         36,419                  61,869
Restricted cash......................................         78,430                   9,114
Investment in joint ventures.........................         31,450                  31,500
Other deferred costs, net of accumulated
   amortization of $5,115 and $932...................         42,416                  45,572
Deferred tenant receivables..........................         71,421                  53,489
Tenant and other receivables, net....................         18,963                  10,326
Other assets.........................................         25,020                  17,074
                                                          ----------              ----------
TOTAL ASSETS.........................................     $4,155,152              $4,281,984
                                                          ----------              ----------
LIABILITIES
Long-term debt, inclusive of $20,046 and
   $25,031 of unamortized premium....................     $1,501,971              $1,532,474
Credit facility......................................        373,500                 465,000
Accrued interest.....................................         11,044                  10,933
Accrued real estate taxes............................         25,635                  16,395
Accounts payable and accrued expenses................         44,650                  51,454
Distributions payable................................         44,619                  38,163
Unearned revenue and other liabilities...............         27,504                  23,890
                                                          ----------              ----------
TOTAL LIABILITIES....................................      2,028,923               2,138,309
                                                          ----------              ----------

MINORITY INTEREST
Minority interest in operating partnership...........        264,082                 283,388
Minority interest in joint ventures..................         23,090                  23,420
                                                          ----------              ----------
TOTAL MINORITY INTEREST..............................        287,172                 306,808
                                                          ----------              ----------
Commitments and Contingencies Redeemable preferred
   stock; 344,828 shares authorized; 0 shares
   issued and outstanding............................            --                       --

STOCKHOLDERS' EQUITY
7% Cumulative convertible preferred stock, $16.50
    stated value; 65,000,000 shares authorized;
    3,030,303 shares issued and outstanding.........         50,000                   50,000

Common stock, no par value; 250,000,000 shares
    authorized; 129,610,536 shares issued and
    129,599,703 shares outstanding..................             --                       --
Paid-in capital.....................................      1,786,776                1,788,567
Accumulated other comprehensive income..............          4,700                       --
Deferred compensation...............................         (2,313)                  (1,700)
                                                          ----------              ----------
                                                           1,839,163               1,836,867

Treasury stock, 10,833 shares, at cost..............            (106)                     --
                                                          ----------              ----------
TOTAL STOCKHOLDERS' EQUITY..........................       1,839,057               1,836,867
                                                          ----------              ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY..........      $4,155,152              $4,281,984


                                   Section I - Page 1

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
        FOR THE THREE MONTHS AND NINE MONTHS ENDED SEPTMEBER 30, 1999 AND
          1998 (Dollar amounts in thousands, except per share amounts)
                                   (Unaudited)


                                                               Three Months      Three Months       Nine Months       Nine Months
                                                                    Ended             Ended             Ended             Ended
                                                                September 30,     September 30,     September 30,     September 30,
                                                                    1999              1998              1999              1998
                                                                -------------     -------------     -------------     -------------
REVENUES
       Office and parking rentals                                   $ 153,859          $ 83,227         $ 455,509         $ 239,767
       Earnings in joint ventures                                         304             3,856               686            10,150
       Interest and other income                                        2,376             1,955             5,738             7,167
                                                                -------------     -------------     -------------     -------------
           TOTAL REVENUES                                             156,539            89,038           461,933           257,084
                                                                -------------     -------------     -------------     -------------

EXPENSES
       Building operating expenses                                     34,445            18,896            98,043            52,947
       Real estate taxes                                               17,930            12,034            55,608            34,900
       Interest expense                                                35,126            16,057           104,199            47,724
       Depreciation and amortization                                   23,600            15,702            72,493            42,561
       General and administrative                                       7,225             3,169            19,796             8,713
                                                                -------------     -------------     -------------     -------------
           TOTAL EXPENSES                                             118,326            65,858           350,139           186,845
                                                                -------------     -------------     -------------     -------------
                                                                       38,213            23,180           111,794            70,239
                                                                -------------     -------------     -------------     -------------
OTHER INCOME (EXPENSES)
      Carrying value in excess of market
           value of assets held for sale                                2,461                 -            (1,292)                -
      Gain (loss) on sale of real estate assets                         9,132              (127)            9,132            (2,324)
                                                                -------------     -------------     -------------     -------------
           TOTAL OTHER INCOME (EXPENSES)                               11,593              (127)            7,840            (2,324)
                                                                -------------     -------------     -------------     -------------

MINORITY INTEREST
     Minority interest in operating partnership                        (6,318)             (781)          (14,655)           (1,428)
     Minority interest in joint ventures                               (1,221)           (1,045)           (3,955)           (3,254)
                                                                -------------     -------------     -------------     -------------
           TOTAL MINORITY INTEREST                                     (7,539)           (1,826)          (18,610)           (4,682)
                                                                -------------     -------------     -------------     -------------

Income before cumulative effect of a change
      in accounting principle and extraordinary loss                    42,267            21,227           101,024            63,233
                                                                -------------     -------------     -------------     -------------

Cumulative effect of a change in accounting principle                       -                 -              (630)                -
Extraordinary loss                                                          -            (2,269)           (3,355)           (2,269)
                                                                -------------     -------------     -------------     -------------

NET INCOME                                                           $ 42,267          $ 18,958          $ 97,039          $ 60,964
                                                                =============     =============     =============     =============
INCOME APPLICABLE TO PREFERRED STOCK                                   $ (875)           $ (875)         $ (2,625)         $ (2,625)
                                                                -------------     -------------     -------------     -------------

INCOME APPLICABLE TO COMMON STOCK                                    $ 41,392          $ 18,083          $ 94,414          $ 58,339
                                                                =============     =============     =============     =============

INCOME BEFORE CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING
      PRINCIPLE AND EXTRAORDINARY LOSS PER COMMON SHARE                $ 0.32            $ 0.20            $ 0.76            $ 0.62
                                                                =============     =============     =============     =============

CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE
      AND EXTRAORDINARY LOSS PER COMMON SHARE                             $ -           $ (0.02)          $ (0.03)          $ (0.02)
                                                                =============     =============     =============     =============

BASIC INCOME PER COMMON SHARE                                          $ 0.32            $ 0.18            $ 0.73            $ 0.59
                                                                =============     =============     =============     =============
DILUTED INCOME PER COMMON SHARE                                        $ 0.32            $ 0.18            $ 0.73            $ 0.59
                                                                =============     =============     =============     =============




                               Section 1 - Page 2

                           CORNERSTONE PROPERTIES INC.





                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE









                                  PRESS RELEASE

FOR IMMEDIATE RELEASE
November 1, 1999

FOR ADDITIONAL INFORMATION, CONTACT:
Kevin P. Mahoney                         Jennifer R. Wall
Chief Financial Officer                  Investor Relations
(212) 605-7142                           (212) 605-7136


                           CORNERSTONE PROPERTIES INC.
              ANNOUNCES 1999 THIRD QUARTER AND NINE MONTHS RESULTS


THIRD QUARTER AND YEAR-TO-DATE 1999 HIGHLIGHTS

- FFO per diluted share for the 1999 third quarter increased approximately 11% over the 1998 period.

- Year-to-date same store net operating income up 4.54% over the same period in 1998.

- Year-to-date FFO per share increased over 9.3% as compared to the same period in 1998.

-    Occupancy increased to 97.6% from 96.8%.

- Sales of nine non-core properties totaling over $200 million in the Charlotte, Phoenix, Northern and Southern California markets.

- The company signed an agreement with Allied Riser Communications to provide state of the art data, voice, and video capabilities to tenants.

NEW YORK, NEW YORK (NOVEMBER 1, 1999) -- Cornerstone Properties Inc. (NYSE:
CPP), a real estate investment trust, announced today results for its third quarter and nine months ended September 30, 1999. Funds from operations (FFO) allocated to shareholders (adjusted for convertible debt) amounted to $60,587,000 or $0.40 per share calculated on 152,793,000 average diluted total shares outstanding, compared to $39,396,000, or $0.36 per diluted share on 109,931,000 average diluted total shares outstanding for the three months ended September 30, 1998. Revenues for the 1999 quarter were $156,539,000 compared to $89,038,000 in the 1998 third quarter. Net income for the third quarter of 1999 grew to $42,267,000 compared to $18,958,000 in the third quarter of 1998. The increase in FFO per share was due to the accretive impact of the Company's acquisitions over the past twelve months and internal growth. As defined by NAREIT, funds from operations is net income excluding expenses from debt restructuring, gains (or losses) on sale of property, plus depreciation and amortization.

Year-to-date FFO allocated to shareholders (adjusted for convertible debt) amounted to $180,332,000 or $1.18 per share calculated on 152,698,000 average diluted total shares outstanding, compared to $113,420,000, or $1.08 per diluted share on 104,940,000 average diluted total shares outstanding for the nine months ended September 30, 1998. Year-to-date net operating income before depreciation from Cornerstone Properties' real estate assets increased 85.2% to $306,692,000 for the nine months ended September 30, 1999, from $165,624,000 for the comparable period in 1998. Revenues for the 1999 nine months were $461,933,000 compared to $257,084,000 in 1998. Year-to-date net income increased to $97,039,000 compared to $60,964,000 for 1998.

John S. Moody, President and CEO said, "Cornerstone Properties' third quarter results continue to reflect the benefits of Cornerstone's current business plan. While the public markets continue to constrain access to capital for REITs, the Company continues to increase shareholder value through the disposition of non-core assets, accretive development and focus on its core markets. Over 70% of our portfolio is situated in the top five office markets per a recent survey in Emerging Trends, as measured by growth and constraints in new supply. We continue to see strong absorption, increasing rental rates and reduced vacancy in these markets."


QUARTERLY DIVIDEND DECLARED

The Company declared a quarterly dividend of $0.30 per share payable on November 30, 1999 to shareholders of record as of October 29, 1999.


"SAME STORE" REVENUE GROWTH CONTINUES

The Company achieved year to date "same store" net operating income growth of 4.54% over 1998 at the 20 properties owned over the same period. This increase is due to a 3.76% increase in revenues while expenses increased only 2.76% and reflects the strengthening of fundamentals in the Company's core markets.


LEASING UPDATE: TENANT RETENTION RATE 70% AND OVERALL OCCUPANCY RATE 97.6%

During the third quarter of 1999, strong leasing in several core markets provided the catalyst to increase occupancy from 96.8% to 97.6% at a 70% year-to-date tenant retention ratio. The San Mateo County and West Los Angeles assets had the highest occupancy gains. San Mateo County increased 3.9% to 98.4% and West Los Angeles increased 2.8% to 94.9%.


SALE OF NON-CORE PROPERTIES

Thus far in 1999, a total of nine non-core properties totaling more than $200,000,000 were sold in the Phoenix, Charlotte, Northern and Southern California markets. Cornerstone Properties has now withdrawn completely from Charlotte and Phoenix -- markets which did not fit the Cornerstone model of high demand growth and supply constraint. Properties sold in the Northern and Southern California markets, while in strong sub-markets, do not fit the current Cornerstone investment criteria in terms of size and quality.

John S. Moody, commented, "These sales are consistent with a focus on core assets in core markets and our increasing focus on improving our return on invested assets. We anticipate completing another $300 million in sales by year-end and will continue to direct the proceeds to debt reduction, funding of our development pipeline and new acquisitions."

AGREEMENT SIGNED WITH ALLIED RISER COMMUNICATIONS

Cornerstone announced during the third quarter the signing of a non-exclusive agreement with Allied Riser Communications Corp. (ARC) to provide high capacity, high performance telecommunications services to its tenants. ARC offerings to Cornerstone's 1900-plus tenants will include ultra high-speed internet access, advanced conference-calling services, video links to computer screens and other enhanced telecommunications services. As part of the ARC/Cornerstone arrangement, Cornerstone will receive warrants for shares of common stock in ARC. Cornerstone will also participate in the revenues ARC generates in Cornerstone's buildings, through a revenue sharing program. Additionally, Cornerstone has made a $1.5 million equity investment in ARC.



The Cornerstone Properties Third Quarter Supplemental Package is available online at www.cstoneprop.com.

Cornerstone Properties Inc. is a self-administered equity real estate investment trust (REIT) investing in Class A office properties in prime locations in major suburban markets and central business districts. The Company, through its subsidiaries, currently owns interests in 89 Class A office properties throughout the United States totaling approximately 19 million square feet. Cornerstone's common stock is traded on the New York Stock Exchange under the ticker symbol CPP.


THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, MANY OF WHICH CANNOT BE PREDICTED WITH ACCURACY, THAT COULD CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF CORNERSTONE TO DIFFER MATERIALLY FROM THOSE REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS. INFORMATION CONTAINED IN THIS PRESS RELEASE REGARDING CURRENT AND FUTURE MARKET CONDITIONS IS BASED ON CORNERSTONE'S AND ASSESSMENT OF REAL ESTATE MARKETS AS OF THIS DATE AND IS SUBJECT TO THE UNCERTAINTIES INHERENT IN SUCH AN ASSESSMENT. IN PARTICULAR, BUT NOT EXCLUSIVELY, NATIONAL AND REGIONAL ECONOMIC CONDITIONS, THE RATE OF NEW CONSTRUCTION, AND DEMAND AND SUPPLY IN A GIVEN MARKET WILL AFFECT LEASING ACTIVITY, PROJECTED RENTS AND THE COST OF LEASE RENEWALS.


                               [Tables to follow]
                                      # # #


              FOR MORE INFORMATION ON CORNERSTONE PROPERTIES VISIT CORNERSTONE PROPERTIES' WEB SITE AT http://www.cstoneprop.com

                           CORNERSTONE PROPERTIES INC.
                              FUNDS FROM OPERATIONS
                               SEPTEMBER 30, 1999


                                                    ------------------------------------------------------------------------
                                                     3 Months Ended      3 Months Ended     9 Months Ended     9 Months Ended
                                                         9/30/99             9/30/98            9/30/99            9/30/98
                                                    ------------------------------------------------------------------------
                                                                     (in thousands, except per share amounts)

Rental Income (1)                                       $ 156,876            $ 90,897          $ 464,325          $ 259,992
Building Operating Expenses (1)                            53,520              33,364            157,363             94,368
                                                    ------------------------------------------------------------------------
Building Net Operating Income                             103,356              57,533            306,962            165,624
                                                    ------------------------------------------------------------------------
Corporate General and Administrative (1) (2)               (8,777)             (3,169)           (24,512)            (8,713)
Interest and Other  Income (1)                              3,937               1,955             10,832              7,167
                                                    ------------------------------------------------------------------------
EBITDA                                                     98,515              56,319            293,282            164,078
                                                    ------------------------------------------------------------------------
Interest Expense (1)                                      (35,726)            (16,057)          (106,005)           (47,724)
Minority Adjustments (1)                                   (2,384)             (1,453)            (7,502)            (4,671)
Rent Notes                                                      -                 387                  -              1,133
                                                    ------------------------------------------------------------------------
Funds From Operations                                      60,406              39,196            179,775            112,816
Interest on Convertible Debt                                  181                 200                557                604
Funds From Operations (Adjusted for
                                                    ------------------------------------------------------------------------
       convertible debt)                                $  60,587            $ 39,396          $ 180,332          $ 113,420
                                                    ------------------------------------------------------------------------
Weighted Average Diluted Shares/Units                     152,793             109,931            152,698            104,940
FFO PER SHARE/UNIT (DILUTED)                            $    0.40            $   0.36          $    1.18          $    1.08
Less: Capital Expenditures Per Share/Unit                    0.04                0.02               0.11          $    0.05
                                                    ------------------------------------------------------------------------
AFFO Per Share/Unit                                     $    0.36            $   0.34          $    1.07          $    1.04
                                                    ------------------------------------------------------------------------
Funds From Operations                                   $  60,406            $ 39,196          $ 179,775          $ 112,816
Less: Preferred Dividends                                    (875)               (875)            (2,625)            (2,625)
Less: Recurring Lease Costs and
       Capital Expenditures (3)                            (5,547)             (2,062)           (16,757)            (5,690)
Less: Straight Line Rents Adjusted For
       Minority Interest                                   (6,266)             (3,483)           (19,738)           (10,392)
                                                    ------------------------------------------------------------------------
Funds Available for Distribution                        $  47,718            $ 32,776          $ 140,655          $  94,109
                                                    ------------------------------------------------------------------------
Weighted Average Common Shares and Units
       Outstanding                                        148,648             105,720            148,648            100,729
Funds Available for Distribution Per Share/Unit         $    0.32            $   0.31          $    0.95          $    0.93
Distribution Per Share/Unit                             $    0.30            $   0.30          $    0.90          $    0.90



(1) For the three months ended September 30, 1999 rental income has been increased by $3,017,000 building operating expenses have been increased by $1,146,000, corporate general and administrative expense has been increased by $1,553,000, interest and other income has been increased by $1,560,000, interest expense has been increased by $599,000 and minority adjustments have been increased $602,000 in order to show Cornerstone's equity investments had they been consolidated. For the three months ended September 30, 1998 rental income has been increased by $7,670,000 and building operating expenses have been increased by $2,434,000 in order to show Cornerstone's equity investments had they been consolidated.

     For the nine months ended September 30, 1999 rental income has been increased by $8,816,000, building operating expenses have been increased by $3,712,000, corporate general and administrative expense has been increased by $4,963,000, interest and other income has been increased by $5,093,000, interest expense has been increased by $1,806,000 and minority adjustments have been increased $1,620,000 in order to show Cornerstone's equity investments had they been consolidated. For the nine months ended September 30, 1998 rental income has been increased by $20,225,000 and building operating expenses have been increased by $6,521,000 in order to show Cornerstone's equity investments had they been consolidated.

(2) Non-recurring merger severance costs of $247,000 have been deducted from general and administrative expenses.

(3) Based on a five year 1995-1999 average of recurring (non revenue generating) tenant leasing costs of $9.25 per square foot leased times the five year (1999-2003) average quarterly lease expiration (adjusted for minority interest) of 528,615 square feet or $4,889,689, plus a capital expenditure reserve (adjusted for minority interest) of $0.14 per square foot ($657,197).

Year to date the Company has incurred $17,762,292 in recurring tenant costs (adjusted for minority interest) in leasing 1,732,437 square feet or a cost of $10.25 per square foot. Year to date the Company has incurred $2,367,641 in recurring capital costs (adjusted for minority interest) or $0.17 per square foot on an annualized basis.

                           CORNERSTONE PROPERTIES INC.





                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE










                                   FACT SHEET

                             REVISED AS OF NOVEMBER 15, 1999
                               CORNERSTONE PROPERTIES INC.
                                  QUARTERLY FACT SHEET


-----------------------------------------------------------------------------------------------------------------------------------
  I.    1999 3RD QUARTER RESULTS                                                   Quarter to Date               Year to Date
        OPERATIONS                                                               1999          1998          1999           1998
        ------------------------------------------------------------------   -------------------------  ---------------------------

        FFO Per Share                                                            $ 0.40        $ 0.36        $ 1.18         $ 1.08
        AFFO Per Share                                                           $ 0.36        $ 0.34        $ 1.07         $ 1.04
        FAD Per Share                                                            $ 0.32        $ 0.31        $ 0.95         $ 0.93
        FFO Payout Ratio                                                            75%           84%           76%            83%
        AFFO Payout Ratio                                                           83%           88%           84%            87%
        FAD Payout Ratio                                                            94%           97%           95%            97%
        Same Store NOI Growth                                                     5.00%            NA         4.54%          3.51%
        Cash Same Store NOI Growth (adjusted for S/L rents)                       4.95%            NA         5.24%             NA
        EBITDA Interest Coverage                                                   2.76          3.52          2.77           3.39
        Fixed Charge Coverage                                                      2.67          3.33          2.68           3.21

        LEASING COSTS AND CAPITAL
     (1)Recurring Leasing Costs Per Square Foot Leased                          $ 10.71       $ 21.42       $ 10.25         $ 9.35
     (1)Non-Recurring Leasing Costs Per Square Foot Leased                      $ 21.02       $ 20.35       $ 21.37        $ 30.02
  (1)(2)Recurring Capital Expenditures Per Square Foot                           $ 0.12        $ 0.29        $ 0.17         $ 0.16
  (1)(2)Non-Recurring Capital Expenditures Per Square Foot                       $ 0.16        $ 0.02        $ 0.14         $ 0.02

        STRAIGHT LINE RENTS AND REVENUES
        Expiring Rents                                                           $26.93            NA        $26.11             NA
        Rents on New leases                                                      $32.48            NA        $32.46             NA
                                                                             ----------                 -----------
        Percentage Increase                                                         21%            NA           24%             NA

        Straight Line Rents                                                  $6,266,000    $3,483,000   $19,738,000    $10,392,000

        Capitalized Interest                                                  $ 265,000            NA     $ 952,000             NA

        Parking Revenues (included in Office and Parking)                    $6,843,217    $5,116,162   $20,893,310    $15,194,491
        Parking Expense (included in Building Operating Expense)             $1,232,263     $ 727,070    $3,047,103     $2,098,710
                                                                             -------------------------  ---------------------------
        Net Parking Income                                                   $5,610,954    $4,389,092   $17,846,207    $13,095,781


     (1)Leasing and capital expenditures have been restated to reflect assets sold.
     (2)Capital expenditures per square foot are reported on an annualized basis


        ---------------------------------------------------------------------------------------------------------------------------

  II.   COMMON DIVIDENDS                                                         Record Date        Payment Date
                                                                             ---------------------------------------

        4th Quarter 1999                                                          10/29/99            11/30/99
        1st Quarter 2000                                                          01/31/00            02/29/00
        2nd Quarter 2000                                                          04/28/00            05/31/00
        3rd Quarter 2000                                                          07/31/00            08/31/00



 III.   EARNINGS RELEASE/ QUARTERLY CONFERENCE CALL                             Release Date
                                                                             --------------------

        4th Quarter 1999                                                          02/24/00
        1st Quarter 2000                                                          05/02/00
        2nd Quarter 2000                                                          08/01/00
        3rd Quarter 2000                                                          11/07/00


-----------------------------------------------------------------------------------------------------------------------------------



                              Section III - Page 1

                           CORNERSTONE PROPERTIES INC.





                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE










                                 FFO CALCULATION

               CORNERSTONE PROPERTIES INC.
                  FUNDS FROM OPERATIONS
               SEPTEMBER 30, 1999 AND 1998


                                                              ------------------------------------------------------------------
                                                              Three Months      Three Months      Nine Months      Nine Months
                                                                  Ended             Ended             Ended            Ended
                                                              September 30,     September 30,     September 30,    September 30,
                                                                 1999              1998             1999              1998
                                                              ------------------------------------------------------------------
                                                                             (in thousands, except per share amounts)

Net Income                                                      $ 42,267         $ 18,958          $ 97,039         $ 60,964

 NAREIT Adjustments:
         Depreciation and Amortization (1)                        23,600           15,702            72,493           42,561
         Minority Adjustments                                       (562)            (407)           (1,927)          (1,415)
         Unconsolidated Depreciation (2)                             376            1,380             1,123            3,554
         Cumulative Effect of a Change in
              Accounting Principle                                     -                -               630                -
         Impairment Costs                                         (2,461)               -             1,292                -
         (Gain) Loss on Sale of Assets                            (9,132)             127            (9,132)           2,324
         Extraordinary Losses                                          -            2,269             3,355            2,269

 Other Adjustments:
         Amortization on Rent Notes                                    -              387                 -            1,133
         Severance Payments                                            -                -               247                -
         Minority Interest Allocated to Unitholders                6,318              780            14,655            1,426
                                                              ---------------------------------------------------------------
 Funds From Operations                                          $ 60,406         $ 39,196         $ 179,775        $ 112,816

 Interest Expense On Convertible Note                                181              200               557              604

                                                              ---------------------------------------------------------------
 Funds From Operations                                          $ 60,587         $ 39,396         $ 180,332        $ 113,420
                                                              ---------------------------------------------------------------
                                                              ---------------------------------------------------------------
 Weighted Average Diluted Shares/Units Outstanding               152,793          109,931           152,698          104,940

 FFO Per Share/Unit                                               $ 0.40           $ 0.36            $ 1.18           $ 1.08
                                                              ---------------------------------------------------------------
                                                              ---------------------------------------------------------------



 (1) For the three months ended September 30, 1999, the depreciation and amortization adjustment includes $995,000 of amortization relating to the intangible management and development company assets that were acquired as part of the Wilson Acquisition.
     For the nine months ended September 30, 1999, the depreciation and amortization adjustment includes $2,969,000 of amortization relating to the intangible management and development company assets that were acquired as part of the Wilson Acquisition.

 (2) For the three months ended September 30, 1999, the unconsolidated depreciation adjustment includes $170,000 of amortization relating to the intangible management and development company assets that were acquired as part of the Wilson Acquisition.
     For the nine months ended September 30, 1999, the unconsolidated depreciation adjustment includes $508,000 of amortization relating to the intangible management and development company assets that were acquired as part of the Wilson Acquisition.


                              Section IV - Page 1

                           CORNERSTONE PROPERTIES INC.





                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE









                               TABLE OF PROPERTIES

                              PROPERTY DEVELOPMENT

                           CORNERSTONE PROPERTIES INC.
                               TABLE OF PROPERTIES
                            AS OF SEPTEMBER 30, 1999


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          REMAINING
  REGION       PROPERTY                                 TOTAL RENTABLE   CORNERSTONE       YEAR         CURRENT   TOTAL    AVG TERM
   NAME        NAME                                      SQUARE FEET     INTEREST (1)   CONSTRUCTED    OCCUPANCY  LEASES (IN YEARS)
-----------------------------------------------------------------------------------------------------------------------------------
BOSTON, MASSACHUSETTS
              (2)Sixty State Street                          823,014       100.0%          1979         100.0%      33       8.0
                 500 Boylston Street                         714,513        91.5%          1988         100.0%      16       5.4
                 222 Berkeley Street                         530,844        91.5%          1991          99.9%      30       5.8
                 125 Summer Street                           463,691       100.0%          1989          97.2%      22       3.9
              (3)One Memorial Drive                          352,764       100.0%          1985          99.8%      12       5.2
                                                           ---------                                  --------------------------
                 REGION TOTAL                              2,884,826                                     99.5%     113       6.0



SAN MATEO COUNTY, CALIFORNIA
              (4)Bayhill  (4 buildings)                      514,255       100.0%      1982 - 1987       99.1%      45       4.4
              (4)Peninsula Office Park (7 buildings)         492,044       100.0%      1971 - 1998       99.2%      35       5.6
              (4)Seaport Centre                              463,418       100.0%          1988         100.0%      15       6.4
              (4)Bay Park Plaza (2 buildings)                257,058       100.0%      1985 - 1998      100.0%      13       5.4
              (4)One Bay Plaza                               176,533       100.0%          1979          89.7%      45       2.7
              (4)Belmont Shores                              141,643       100.0%          1983          95.8%      13       4.1
              (4)1300 South El Camino                         84,441       100.0%          1986          97.8%      10       3.7
                                                           ---------                                  --------------------------
                 REGION TOTAL                              2,129,392                                     98.4%     176       5.1



EAST BAY, CALIFORNIA
              (4)Corporate Centre (2 buildings)              329,348       100.0%      1985 - 1987       97.1%      58       3.2
              (4)ADP Plaza (2 buildings)                     299,791       100.0%      1987 - 1989       99.4%      26       2.8
              (4)PeopleSoft                                  277,562       100.0%          1984         100.0%       5       7.9
              (4)Norris Tech (3 buildings)                   260,513       100.0%      1984 - 1990       96.9%       7       5.3
              (4)Golden Bear Center                          160,587       100.0%          1986          99.6%      20       4.3
              (4)2700 Ygnacio Valley Road                    103,214       100.0%          1984          98.2%      26       2.5
              (4)Park Plaza                                   87,040       100.0%          1986         100.0%       9       4.3
              (4)1600 South Main                              83,277       100.0%          1983         100.0%      18       2.2
                                                           ---------                                  --------------------------
                 REGION TOTAL                              1,601,332                                     98.6%     169       4.4



ATLANTA, GEORGIA
              (5)191 Peachtree Street                      1,215,288        80.0%          1991          97.2%      32       6.8
                 200 Galleria                                432,698       100.0%          1985          98.3%      58       3.3
                                                           ---------                                  --------------------------
                 REGION TOTAL                              1,647,986                                     97.4%      90       5.9



SEATTLE, WASHINGTON
              (6)Washington Mutual Tower (3 buildings)     1,154,560        50.0%          1988          99.1%      83       5.8
              (4)110 Atrium Place                            215,172       100.0%          1981         100.0%      30       3.4
              (4)Island Corporate Center                     100,009       100.0%          1987          92.7%      20       3.5
                                                        -------------                                  --------------------------
                 REGION TOTAL                              1,469,741                                     98.8%     133       5.3



SANTA CLARA COUNTY, CALIFORNIA
              (4)(7)Pruneyard Office (3 buildings)           355,015       100.0%      1971 - 1999       98.7%      79       5.1
                 (4)10 Almaden                               293,526       100.0%          1989         100.0%      23       7.4
                 (4)Pruneyard Shopping Center                252,210       100.0%         1970s          88.9%      50       7.0
                 (4)Embarcadero Place (4 buildings)          192,081       100.0%          1984         100.0%       8       3.3
              (4)(8)Pruneyard Inn                             94,500       100.0%          1989             na      na        na
                 (4)First American Plaza                      82,954       100.0%          1971          95.2%      19       3.5
                                                        -------------                                  --------------------------
                 REGION TOTAL                              1,270,286                                     96.9%     179       5.6



                               Section V - Page 1

                           CORNERSTONE PROPERTIES INC.
                               TABLE OF PROPERTIES
                            AS OF SEPTEMBER 30, 1999


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          REMAINING
  REGION       PROPERTY                                 TOTAL RENTABLE   CORNERSTONE       YEAR         CURRENT   TOTAL    AVG TERM
   NAME        NAME                                      SQUARE FEET     INTEREST (1)   CONSTRUCTED    OCCUPANCY  LEASES (IN YEARS)
-----------------------------------------------------------------------------------------------------------------------------------
DENVER, COLORADO
                 One Norwest Center                        1,187,852        100.0%         1983          97.5%      53       7.0
                                                        -------------                                  --------------------------
                 REGION TOTAL                              1,187,852                                     97.5%      53       7.0



SAN FRANCISCO, CALIFORNIA
              (4)120 Montgomery                              418,751         66.7%         1955          96.5%      91       3.3
              (4)One Post                                    388,055         50.0%         1969          99.9%      34       6.1
              (9)201 California                              240,230        100.0%         1980         100.0%      10       4.2
              (4)188 Embarcadero                              85,183        100.0%         1985          98.9%      11       3.9
                                                        -------------                                  --------------------------
                 REGION TOTAL                              1,132,219                                     98.6%     146       4.5


MINNEAPOLIS, MINNESOTA
             (10)Norwest Center                            1,117,439         50.0%         1988          99.7%      31      10.4
                                                        -------------                                  --------------------------
                 REGION TOTAL                              1,117,439                                     99.7%      31      10.4


WASHINGTON, D.C. / ALEXANDRIA, VIRGINIA
             (11)Market Square (2 buildings)                 688,709         70.0%         1990          98.7%      56       7.0
                 99 Canal Center                             137,945        100.0%         1986          97.6%      18       4.1
                 TransPotomac Plaza                           96,392        100.0%         1983          98.1%      12       6.3
                 11 Canal Center                              70,365        100.0%         1986          95.5%       7       6.6
                                                        -------------                                  --------------------------
                 REGION TOTAL                                993,411                                     98.3%      93       6.5


SUBURBAN CHICAGO, ILLINOIS
             (12)Corporate 500 Centre (4 buildings)          679,039        100.0%       1986/1990       99.0%      43       5.5
                 One Lincoln Centre                          297,040        100.0%         1986          90.1%      40       3.7
                                                        -------------                                  --------------------------
                 REGION TOTAL                                976,079                                     96.3%      83       5.0


SANTA MONICA/WEST LOS ANGELES, CALIFORNIA
              (4)West Wilshire (2 buildings)                 235,787        100.0%       1960 - 1976     97.8%      54       3.6
              (9)Wilshire Palisades                          186,714        100.0%         1981          99.5%      14       4.1
          (4)(13)Janss Court                                 125,709        100.0%         1989         100.0%      21       6.8
              (4)Searise Office Tower                        122,292        100.0%         1975         100.0%      27       4.8
              (4)Commerce Park                                94,367        100.0%         1977          78.5%       9       5.0
              (4)429 Santa Monica                             82,119        100.0%         1982          79.7%      30       2.3
                                                        -------------                                  --------------------------
                 REGION TOTAL                                846,988                                     94.9%     155       4.4


ORANGE COUNTY, CALIFORNIA
              (4)Bixby Ranch                                 277,289        100.0%         1987          96.6%      48       2.7
              (4)18301 Von Karman                            219,508        100.0%         1991          88.7%      33       4.0
              (4)2677 North Main                             213,318        100.0%         1987          92.3%      22       2.8
                                                        -------------                                  --------------------------
                 REGION TOTAL                                710,115                                     92.9%     103       3.1


SAN DIEGO, CALIFORNIA
              (4)Centerside II                               286,949        100.0%         1987          94.0%      43       3.3
              (4)Crossroads                                  133,553        100.0%         1983         100.0%      11       3.8
                                                        -------------                                  --------------------------
                 REGION TOTAL                                420,502                                     95.9%      54       3.5


LOS ANGELES, CALIFORNIA
              (4)700 North Brand                             202,531        100.0%         1981          94.1%      18       4.1
              (4)Warner Park Center                           57,366        100.0%         1986         100.0%       7       1.3
                                                        -------------                                  --------------------------
                 REGION TOTAL                                259,897                                     95.4%      25       3.5




                               Section V- Page 2

                           CORNERSTONE PROPERTIES INC.
                               TABLE OF PROPERTIES
                            AS OF SEPTEMBER 30, 1999


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          REMAINING
  REGION       PROPERTY                                 TOTAL RENTABLE   CORNERSTONE       YEAR         CURRENT   TOTAL    AVG TERM
   NAME        NAME                                      SQUARE FEET     INTEREST (1)   CONSTRUCTED    OCCUPANCY  LEASES (IN YEARS)
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK CITY, NEW YORK
                 527 Madison Avenue                         215,332        100.0%          1986          99.5%      21      4.3
                 Tower 56                                   163,633        100.0%          1983         100.0%      43      2.3
                                                         -----------                                   -------------------------
                 REGION TOTAL                               378,965                                      99.7%      64      3.5


CONEJO VALLEY (VENTURA), CALIFORNIA
              (4)Westlake Spectrum (2 buildings)            118,990        100.0%          1990          87.5%      10      2.2
              (4)Agoura Hills                               115,265        100.0%          1987          94.8%      10      2.7
                                                         -----------                                   -------------------------
                 REGION TOTAL                               234,255                                      91.1%      20      2.5


OTHER REGIONS
              (4)U.S. West (Murray, Utah)                   136,608        100.0%          1985          82.7%      18      3.0
              (4)Exposition Centre (Sacramento, CA)          72,971        100.0%          1984          70.3%      14      2.8
                                                         -----------                                   -------------------------
                 REGION TOTAL                               209,579                                      78.4%      32      3.0




                                                         -----------                                   -------------------------
                 TOTAL PORTFOLIO                         19,470,864                                      97.6%   1,719      5.5
             (14)Minority Interest Adjustment              (693,796)
                                                         -----------                                   --------
                 CORNERSTONE PORTFOLIO                   18,777,068                                      97.6%
                 Adjustment For Pruneyard Inn               (94,500)
                                                         -----------
                 CORNERSTONE OFFICE PORTFOLIO            18,682,568



                               Section V - Page 3

                           CORNERSTONE PROPERTIES INC.
                               TABLE OF PROPERTIES
                                    FOOTNOTES


-----------------------
(1) Unless noted below, cash flow and residual proceeds will be distributed to Cornerstone according to its percentage interest.

(2) On December 31, 1997, the Company purchased the second mortgage on Sixty State Street. The mortgage is a cash flow mortgage through which all the economic benefits/risks (subject to the first mortgage) will inure to the Company. The Company controls all major decisions regarding management and leasing. The total purchase price for the second mortgage was $131.5 million.

(3)  The Property was acquired by the Company in April 1998.

(4)  Property acquired as a result of the Wilson acquisition in December 1998.

(5) While the Company's stated interest in the partnership that owns 191 Peachtree Street is 80%, its economic interest is significantly larger since it has acquired the first mortgage note on the Property in the amount of $145 million, which earns interest at 9.375%, and will receive a priority distribution on its acquired capital base. The partner in the transaction, CH Associates, Ltd., receives an annual incentive distribution of $250,000 which the Company expects it will continue to receive under the partnership agreement through February 28, 2000, with the Company receiving the remainder of the cash flow of the property.

(6) While the Company's stated interest in the partnership which owns Washington Mutual Tower is 50%, its economic interest in the Property is significantly larger because of priority distributions it receives on its invested capital base. For the quarter ended June 30, 1999, the Company received 100% of the cash distributions from the partnership that owns Washington Mutual Tower.

(7) Pruneyard Place construction was completed and occupied on April 1, 1999. The building was entirely pre-leased.

(8) The Pruneyard Inn is a three-story hotel. A 25,000 square foot expansion was completed in May 1999, increasing the number of rooms from 118 to 172.

(9)  The Property was acquired by the Company in June 1998.

(10) While the Company's stated interest in the partnership which owns Norwest Center is 50%, its economic interest in the Property is significantly larger because of priority distributions it receives on its invested capital base. For the quarter ended June 30, 1999, the Company's share of earnings and cash distributions from the partnership that owns Norwest Center was 77.2%.

(11) During 1998, through a series of transactions, the Company acquired partnership interests with a stated interest of approximately 70% in the partnerships that own Market Square. The Company's economic interest is significantly larger since it has acquired the first mortgage note on the Property in the amount of $181 million which earns interest at 9.75%, and will receive a priority distribution on its acquired capital base. In addition, the Company acquired a "buffer loan", with accrued principal and interest of $49.0 million at purchase, which accrues interest at a rate of 11% per annum and is payable from cash flow, refinancing or sales proceeds from Market Square in excess of the first mortgage. During the quarter ended September 30, 1999, the Company received 100% of the cash flow from the Property.

(12) The Property was acquired by the Company in January 1998.

(13) Janss Court is a seven-story, 125,000 square foot Class A mixed-use building. Along with 92,000 square feet of retail and office space, Janss Court offers 32 apartments for a total of 33,000 rentable square feet of residential space.

(14) Rentable square feet include an adjustment for the interest of a joint venture or minority partner. Calculations are based on the partners' percentage interest in the cash flows of the property.


                               Section V- Page 4

                           CORNERSTONE PROPERTIES INC.
                          PROPERTY DEVELOPMENT SUMMARY
                            AS OF SEPTEMBER 30, 1999


------------------------------------------------------------------------------------------------------------------------------------
                                            CONSTRUCTION      PROJECTED        ACTUAL          PROJECTED      LEASING    EXPECTED
                ASSET          SIZE       START   COMPLETE    TOTAL COST     COST TO DATE   COST TO COMPLETE   STATUS    RETURN (8)
------------------------------------------------------------------------------------------------------------------------------------

    (1)Piper Jaffray Center      929,000   4/98     6/00      $168,000,000              $0     $168,000,000      75.0%        9.3%
       Minneapolis, MN

    (2)Seaport Plaza             160,000   8/99    12/00       $40,100,000     $13,785,445      $26,314,555     100.0%       12.9%
       Redwood City, CA

    (3)First and Howard        1,169,000   6/00      tbd      $365,000,000      $2,005,384     $362,994,616       0.0%       10.9%
       San Francisco, CA

    (4)Concar                    200,000   4/00     7/01       $52,300,000      $1,510,140      $50,789,860       0.0%       13.6%
       San Mateo, CA

    (5)One Powell                 79,000  11/00     7/01       $25,900,000              $0      $25,900,000       0.0%       11.0%
       San Francisco, CA

    (6)Ferry Building            216,000   1/01     7/02       $57,400,000      $2,010,404      $55,389,596       0.0%       13.2%
       San Francisco, CA

    (7)Larkspur Landing          168,000   4/02     4/03       $43,300,000        $385,679      $42,914,321       0.0%       10.7%
       Larkspur, CA

                             ------------                --------------------------------------------------------------
       TOTAL                   2,921,000                      $752,000,000     $19,697,053     $732,302,947      29.3%



NOTES:
(1) Pre-sale with the Ryan Companies. 75% pre-leased with an additional 5% expected in the final stages of negotiation.
(2)  100% pre-leased to a public software company for a twelve year lease term.
(3) The First & Howard urban campus will consist of 4 separate buildings. Each of the phases will involve one or two JV partners. Marketing of this CBD campus will be targeted to growth businesses such as software, media and business services. The Cornerstone weighted average ownership of the entire project is anticipated to be 68%.
(4) 69-year ground lease with a participation feature. The completion costs above assumes an imputed land value of $7.5 million.
(5) Bank of America to retain a 10% ownership in the asset, which includes 46,800 s.f. of retail space.
(6) Ferry Building is a 65 year master lease that provides for a 50% participation to the Port after receipt by Cornerstone of an 11% return on equity.
(7) Larkspur Landing is a joint venture project with Campus Properties which will include two office buildings, a hotel and a shared parking facility. The joint venture expects to sell off the hotel portion of the property. Campus will receive a promoted share of the cash flow above a cumulative preferred return to equity. After 5 years, Cornerstone has the option to acquire Campus' position by capitalizing the then-current rent and paying Campus its share of the value in excess of costs.
(8) Initial stabilized cash on cash return, before any partnership cash flow splits.


                               Section V - Page 5

                           CORNERSTONE PROPERTIES INC.





                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE









                            TOP TEN TENANTS SCHEDULE

                           CORNERSTONE PROPERTIES INC.
                            TOP TEN TENANTS SCHEDULE
                            AS OF SEPTEMBER 30, 1999

--------------------------------------------------------------------------------

The Company's tenants include local, regional, and international companies engaged in a wide variety of businesses. The following table sets forth, as of September 30, 1999, information concerning the ten largest tenants (ranked by Full Service Straight-Line Rent, adjusted for the interest of a joint venture or minority partner, as of that date) occupying the Properties. "Full Service Straight-Line Rent" is Straight-Line Rent plus annual operating expense recoveries. "Straight-Line Rent" means the annual average of all actual rent required to be paid through the term of the lease, calculated in accordance with GAAP. Full Service Straight-Line Rent does not reflect the cost of any leasing commissions or tenant improvements.

--------------------------------------------------------------------------------


                                                          STRAIGHT-LINE          EXPENSE           FULL SERVICE        PERCENT
                           TENANT                              RENT             RECOVERIES       STRAIGHT-LINE RENT     OF TOTAL
          ------------------------------------------    ----------------------------------------------------------------------------


 (1)(3)(4)Norwest Corporation [Wells Fargo]                    $ 18,509,292         $ 9,475,953         $ 27,985,245       5%












    (1)(4)Massachusetts Financial Services                        9,015,212           4,378,355           13,393,567       2%


       (1)Hale & Dorr                                             8,596,109           4,454,436           13,050,545       2%





       (1)Wachovia Bank                                           8,919,324           3,270,696           12,190,020       2%


       (1)King & Spalding                                         8,168,292           2,744,076           10,912,368       2%


       (1)Deloitte & Touche                                       6,126,432           2,710,866            8,837,298       2%





    (1)(4)The New England Life                                    4,730,952           2,656,627            7,387,579       1%





       (2)Perkins Coie                                            6,678,717             540,058            7,218,775       1%






    (1)(4)Houghton Mifflin                                        3,161,276           2,995,724            6,157,000       1%


       (2)PeopleSoft Corporation                                  5,991,579                   -            5,991,579       1%



                                                        ----------------------------------------------------------------------------
    TOTAL TOP 10 TENANTS                                       $ 79,897,185        $ 33,226,791        $ 113,123,976      20%
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------

                                                        --------------------------------------------------------------
 (4)TOTAL PORTFOLIO                                           $ 454,163,575       $ 102,816,629        $ 556,980,203
                                                        --------------------------------------------------------------
                                                        --------------------------------------------------------------




                                                           SCHEDULED         RENTABLE
                          TENANT                           EXPIRATION       SQUARE FEET
         ------------------------------------------      -----------------------------------



 (1)(3)(4)Norwest Corporation [Wells Fargo]                  Aug-01                   7,200
                                                             Oct-01                   1,796
                                                             Jan-02                  12,898
                                                             Feb-03                  12,601
                                                             Jul-03                 143,103
                                                             Aug-04                  29,810
                                                             Oct-04                  13,660
                                                             Jul-13                 401,735
                                                             Aug-18                 335,287
                                                                                 ----------
                                                                                    958,090


    (1)(4)Massachusetts Financial Services                   Feb-03                 328,540


       (1)Hale & Dorr                                        Feb-04                   1,066
                                                             Jun-13                 318,435
                                                                                 ----------
                                                                                    319,501


       (1)Wachovia Bank                                      Dec-08                 380,442


       (1)King & Spalding                                    Mar-06                 314,443


       (1)Deloitte & Touche                                  Oct-99                 129,614
                                                             Jun-08                  84,947
                                                                                 ----------
                                                                                    214,561


    (1)(4)The New England Life                               Aug-07                   4,085
                                                             Sep-08                 194,969
                                                                                 ----------
                                                                                    199,054


       (2)Perkins Coie                                       Jul-03                   6,811
                                                             Jul-04                  23,775
                                                             Dec-11                 209,541
                                                                                 ----------
                                                                                    240,127


    (1)(4)Houghton Mifflin                                   Feb-07                 225,883


       (2)PeopleSoft Corporation                             Jun-00                 210,940



                                                                        --------------------
   TOTAL TOP 10 TENANTS                                                           3,391,581
                                                                        --------------------
                                                                        --------------------

                                                                        --------------------
(4)TOTAL PORTFOLIO                                                               18,228,531
                                                                        --------------------
                                                                        --------------------



                              Section VI - Page 1

                           CORNERSTONE PROPERTIES INC.
                            TOP TEN TENANTS SCHEDULE
                                    FOOTNOTES



----------------------------

(1)  Net Lease.

(2)  Gross Lease.

(3) Norwest Corporation [Wells Fargo] includes all space associated with Norwest Corporation, Norwest Bank Denver N.A. and Wells Fargo Bank.

(4) Straight-Line Rent and rentable square feet include an adjustment for the interest of a joint venture or minority partner. Calculations are based on the partners' 1999 percentage participation in the cash flows of the property. Note: Supplemental packages prior to the Fourth Quarter 1998 package did not include an adjustment for minority interest in the schedule of Top Ten Tenants.




















                              Section VI - Page 2

                           CORNERSTONE PROPERTIES INC.





                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE









                          HISTORICAL OCCUPANCY SCHEDULE

                           CORNERSTONE PROPERTIES INC.
                          HISTORICAL OCCUPANCY SCHEDULE
                            AS OF SEPTEMBER 30, 1999



     ------------------------------------------------------------------------------------------------------------------------------

         REGION                                                   TOTAL RENTABLE
         NAME                                                       SQUARE FEET                 1995           1996          1997
         ---------------------------------------------------------------------------   --------------------------------------------

         Boston, Massachusetts                                            2,884,826              94%           100%           99%

         San Mateo County, California                                     2,129,392               --             --            --

         East Bay, California                                             1,601,332               --             --            --

         Atlanta, Georgia                                                 1,647,986               --             --           94%

         Seattle, Washington                                              1,469,741              97%            97%           97%

      (1)Santa Clara County, California                                   1,175,786               --             --            --

         Denver, Colorado                                                 1,187,852              98%            99%           99%

         San Francisco, California                                        1,132,219               --             --            --

         Minneapolis, Minnesota                                           1,117,439             100%           100%           98%

         Washington, D.C./Alexandria, Virginia                              993,411               --             --           95%

         Suburban Chicago, Illinois                                         976,079               --            91%           96%

         Santa Monica/West Los Angeles, California                          846,988               --             --            --

         Orange County, California                                          710,115               --             --            --

         San Diego, California                                              420,502               --             --            --

         Los Angeles, California                                            259,897               --             --            --

         New York City, New York                                            378,965              91%            96%           99%

         Conejo Valley (Ventura), California                                234,255               --             --            --

      (2)Other Regions                                                      209,579               --             --            --


                                                               ---------------------   --------------------------------------------
                  (3)TOTAL PORTFOLIO                                     19,376,364              98%            98%           97%




    ------------------------------------------------------------------------------------------

        REGION
        NAME                                                           1998           1999
        -----------------------------------------------------------------------------------

        Boston, Massachusetts                                           99%           100%

        San Mateo County, California                                    88%            98%

        East Bay, California                                            96%            99%

        Atlanta, Georgia                                                97%            97%

        Seattle, Washington                                             99%            99%

     (1)Santa Clara County, California                                  99%            97%

        Denver, Colorado                                                97%            97%

        San Francisco, California                                       98%            99%

        Minneapolis, Minnesota                                         100%           100%

        Washington, D.C./Alexandria, Virginia                           96%            98%

        Suburban Chicago, Illinois                                      95%            96%

        Santa Monica/West Los Angeles, California                       92%            95%

        Orange County, California                                       82%            93%

        San Diego, California                                           95%            96%

        Los Angeles, California                                         95%            95%

        New York City, New York                                         96%           100%

        Conejo Valley (Ventura), California                             94%            91%

     (2)Other Regions                                                   79%            78%


                                                              -----------------------------
                 (3)TOTAL PORTFOLIO                                     95%            98%





(1) The rentable area associated with the Pruneyard Inn (94,500sf) is not included in the occupancy calculation.

(2) Other Regions include the U.S. West building in Murray, Utah and the Exposition Centre in Sacramento, CA.

(3)  Historical occupancy has been restated to reflect assets sold.


                              Section VII - Page 1

                           CORNERSTONE PROPERTIES INC.





                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE









                    NET RENT AND NET EFFECTIVE RENT SCHEDULE

                           CORNERSTONE PROPERTIES INC.
                                NET RENT SCHEDULE
                            AS OF SEPTEMBER 30, 1999

--------------------------------------------------------------------------------

The following tables show the average annual Net Rent (as defined below) per square foot occupied for each of the Properties for the periods presented during which such Property was owned by the Company. "Net Rent" as used herein means actual billed rent less Recoveries. Recoveries includes base stops in gross leases. Amounts do not include the properties acquired as a result of the Wilson acquisition on 12/16/98 and held for 16 days during the period ended 12/31/98.

--------------------------------------------------------------------------------


         REGION                                                     OCCUPIED
         NAME                                                      SQUARE FEET                 1995           1996          1997
         --------------------------------------------------------------------------   ---------------------------------------------

         Boston, Massachusetts                                           2,870,576           $22.48         $23.24        $21.78

         San Mateo County, California                                    2,094,842               --             --            --

         East Bay, California                                            1,579,540               --             --            --

         Atlanta, Georgia                                                1,605,952               --             --        $18.93

         Seattle, Washington                                             1,451,697           $16.17         $15.98        $15.77

      (1)Santa Clara County, California                                  1,139,198               --             --            --

         Denver, Colorado                                                1,157,959           $11.78         $12.08        $12.46

         San Francisco, California                                       1,115,993               --             --            --

         Minneapolis, Minnesota                                          1,114,320           $17.82         $17.94        $18.29

         Washington, D.C./Alexandria, Virginia                             976,308               --             --        $13.80

         Suburban Chicago, Illinois                                        939,667               --         $18.56        $19.60

         Santa Monica/West Los Angeles, California                         803,721               --             --            --

         Orange County, California                                         659,586               --             --            --

         San Diego, California                                             403,286               --             --            --

         Los Angeles, California                                           247,988               --             --            --

         New York City, New York                                           377,992               --         $28.98        $30.60

         Conejo Valley (Ventura), California                               213,429               --             --            --

      (2)Other Regions                                                     164,311               --             --            --


                                                              ---------------------   ---------------------------------------------
                  (3)TOTAL PORTFOLIO                                    18,916,365           $16.06         $17.42        $18.40




         REGION                                                                     YTD
         NAME                                                        1998          1999
         -------------------------------------------------------------------------------

         Boston, Massachusetts                                     $21.22        $21.91

         San Mateo County, California                                  --        $21.86

         East Bay, California                                          --        $13.34

         Atlanta, Georgia                                          $19.17        $18.71

         Seattle, Washington                                       $15.83        $15.97

      (1)Santa Clara County, California                                --        $17.88

         Denver, Colorado                                          $12.54        $12.46

         San Francisco, California                                 $11.57        $15.79

         Minneapolis, Minnesota                                    $18.91        $19.15

         Washington, D.C./Alexandria, Virginia                     $22.60        $22.69

         Suburban Chicago, Illinois                                $20.84        $18.03

         Santa Monica/West Los Angeles, California                 $24.36        $18.12

         Orange County, California                                     --        $13.89

         San Diego, California                                         --        $10.08

         Los Angeles, California                                       --        $18.38

         New York City, New York                                   $27.80        $28.93

         Conejo Valley (Ventura), California                           --        $14.76

      (2)Other Regions                                                 --        $10.17



                                                             ---------------------------
                  (3)TOTAL PORTFOLIO                               $19.29        $18.18



(1) The rentable area associated with the Pruneyard Inn (94,500sf) is not included in the occupancy calculation.
(2) Other Regions include the U.S. West building in Murray, Utah and the Exposition Centre in Sacramento, CA.
(3)  Amounts have been restated to reflect assets sold.


                             Section VIII - Page 1

                           CORNERSTONE PROPERTIES INC.
                           NET EFFECTIVE RENT SCHEDULE
                            AS OF SEPTEMBER 30, 1999

-------------------------------------------------------------------------------

The following tables show the average annual Net Effective Rent (as defined below) per square foot occupied for each of the Properties for the periods presented during which such Property was owned by the Company. "Net Effective Rent" as used herein means (i) rent determined for each year on a straight-line basis through the term of the lease, less (ii) Recoveries and the amortization of deferred leasing costs (tenant improvements, leasing commissions, and other tenant inducements). Recoveries includes base stops in gross leases. Amounts do not include the properties acquired as a result of the Wilson acquisition on 12/16/98 and held for 16 days during the period.

-------------------------------------------------------------------------------


         REGION                                                     OCCUPIED
         NAME                                                      SQUARE FEET                 1995           1996          1997
         --------------------------------------------------------------------------   ----------------------------------------------

         Boston, Massachusetts                                           2,870,576           $23.33         $22.27        $21.95

         San Mateo County, California                                    2,094,842               --             --            --

         East Bay, California                                            1,579,540               --             --            --

         Atlanta, Georgia                                                1,605,952               --             --        $21.44

         Seattle, Washington                                             1,451,697           $11.83         $11.80        $12.02

      (1)Santa Clara County, California                                  1,139,198               --             --            --

         Denver, Colorado                                                1,157,959           $10.56         $10.80        $11.66

         San Francisco, California                                       1,115,993               --             --            --

         Minneapolis, Minnesota                                          1,114,320           $17.31         $17.43        $17.23

         Washington, D.C./Alexandria, Virginia                             976,308               --             --        $14.72

         Suburban Chicago, Illinois                                        939,667               --         $19.70        $19.76

         Santa Monica/West Los Angeles, California                         803,721               --             --            --

         Orange County, California                                         659,586               --             --            --

         San Diego, California                                             403,286               --             --            --

         Los Angeles, California                                           247,988               --             --            --

         New York City, New York                                           377,992               --         $26.75        $30.27

         Conejo Valley (Ventura), California                               213,429               --             --            --

      (2)Other Regions                                                     164,311               --             --            --


                                                              ---------------------   ----------------------------------------------
                  (3)TOTAL PORTFOLIO                                    18,916,365           $14.37         $15.71        $18.17




         REGION                                                                     YTD
         NAME                                                        1998          1999
         -------------------------------------------------------------------------------

         Boston, Massachusetts                                     $22.56        $23.37

         San Mateo County, California                                  --        $24.57

         East Bay, California                                          --        $14.24

         Atlanta, Georgia                                          $21.52        $20.90

         Seattle, Washington                                       $15.10        $16.58

      (1)Santa Clara County, California                                --        $20.16

         Denver, Colorado                                          $11.96        $12.48

         San Francisco, California                                 $11.73        $16.51

         Minneapolis, Minnesota                                    $17.73        $20.14

         Washington, D.C./Alexandria, Virginia                     $24.40        $25.90

         Suburban Chicago, Illinois                                $21.65        $19.13

         Santa Monica/West Los Angeles, California                 $26.04        $18.96

         Orange County, California                                     --        $14.40

         San Diego, California                                         --        $11.44

         Los Angeles, California                                       --        $19.02

         New York City, New York                                   $28.45        $29.50

         Conejo Valley (Ventura), California                           --        $15.24

      (2)Other Regions                                                 --        $10.91



                                                              --------------------------
                  (3)TOTAL PORTFOLIO                               $20.04        $19.59




(1) The rentable area associated with the Pruneyard Inn (94,500sf) is not included in the occupancy calculation.
(2) Other Regions include the U.S. West building in Murray, Utah and the Exposition Centre in Sacramento, CA.
(3)  Amounts have been restated to reflect assets sold.


                             Section VIII - Page 2

                           CORNERSTONE PROPERTIES INC.


                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE


                            LEASE EXPIRATION SCHEDULE

     CORNERSTONE PROPERTIES INC.
      LEASE EXPIRATION SCHEDULE


The following table sets forth certain categories of information relating to lease expirations for all of the Properties owned as of September 30, 1999.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                Q4
Region Name                            Category                                1999          2000           2001          2002
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO--ALL PROPERTIES TOTAL (7)    Square feet expiring (1)               553,651 sf  1,389,530 sf   1,710,276 sf  2,563,766 sf
                                       Full service St-Line rent (2)         $16,166,958  $ 35,187,697   $ 52,727,051  $ 68,132,653

     Minority Interest Adjustment (3)  Square feet expiring (1)              $ 13,104 sf     45,950 sf      29,756 sf     57,222 sf
                                       Full service St-Line rent (2)         $   315,095   $ 1,303,361      $ 905,394   $ 1,523,423

     Cornerstone Portfolio             Square feet expiring (1) (3)           540,547 sf  1,343,580 sf   1,680,520 sf  2,506,544 sf
                                       Full service St-Line rent (2)(3)      $15,851,864  $ 33,884,337   $ 51,821,657  $ 66,609,231
                                       Full service St-Line rent per sq. ft.     $ 29.33       $ 25.22        $ 30.84       $ 26.57
                                       % Full service St-Lined rent                2.85%         6.08%          9.30%        11.96%
                                       No. of tenant leases expiring (4)             132           255            263           293

                                       Asking market rent per sq. ft. (5)         $36.68
                                       Operating Expenses per sq. ft. (6)         $10.45

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

BOSTON, MASSACHUSETTS                  Square feet expiring (1)               139,721 sf      6,749 sf     163,645 sf    454,922 sf
                                       Full service St-Line rent (2)         $ 6,196,591     $ 406,316    $ 6,636,072  $ 14,769,865

     Minority Interest Adjustment (3)  Square feet expiring (1)                    68 sf        242 sf       8,221 sf      7,975 sf
                                       Full service St-Line rent (2)             $ 1,452      $ 16,823      $ 354,786     $ 272,030

     Cornerstone Portfolio             Square feet expiring (1) (3)           139,653 sf      6,507 sf     155,424 sf    446,947 sf
                                       Full service St-Line rent (2) (3)     $ 6,195,140     $ 389,493    $ 6,281,286  $ 14,497,835
                                       Full service St-Line rent per sq. ft.     $ 44.36       $ 59.86        $ 40.41       $ 32.44
                                       % Full service St-Lined rent                6.02%         0.38%          6.10%        14.09%
                                       No. of tenant leases expiring (4)               6             3             17            20

                                       Asking market rent per sq. ft. (5)         $50.86
                                       Operating Expenses per sq. ft. (6)         $14.23

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

SAN MATEO COUNTY, CALIFORNIA           Square feet expiring (1)                76,787 sf    151,360 sf      91,752 sf    213,463 sf
                                       Full service St-Line rent (2)        $  1,901,106   $ 3,972,502    $ 2,961,737   $ 6,976,604

     Minority Interest Adjustment (3)  Square feet expiring (1)                       sf            sf             sf            sf
                                       Full service St-Line rent (2)                $ --          $ --           $ --          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)            76,787 sf    151,360 sf      91,752 sf    213,463 sf
                                       Full service St-Line rent (2) (3)$      1,901,106   $ 3,972,502    $ 2,961,737   $ 6,976,604
                                       Full service St-Line rent per sq. ft.     $ 24.76       $ 26.25        $ 32.28       $ 32.68
                                       % Full service St-Lined rent                2.59%         5.42%          4.04%         9.51%
                                       No. of tenant leases expiring (4)              15            19             18            33

                                       Asking market rent per sq. ft. (5)         $40.30
                                       Operating Expenses per sq. ft. (6)          $8.72
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
Region Name                            Category                                2003          2004           2005          2006
-------------------------------------------------------------------------   --------------------------------------------------------
PORTFOLIO--ALL PROPERTIES TOTAL (7)    Square feet expiring (1)             3,073,314 sf  2,037,930 sf     890,923 sf  1,089,878 sf
                                       Full service St-Line rent (2)        $ 93,894,322  $ 64,285,056   $ 31,446,235  $ 35,714,897

     Minority Interest Adjustment (3)  Square feet expiring (1)               158,055 sf     66,253 sf       6,492 sf            sf
                                       Full service St-Line rent (2)         $ 5,213,180   $ 2,211,191      $ 220,645          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)         2,915,259 sf  1,971,677 sf     884,431 sf  1,089,878 sf
                                       Full service St-Line rent (2)(3)     $ 88,681,142  $ 62,073,864   $ 31,225,590  $ 35,714,897
                                       Full service St-Line rent per sq. ft.     $ 30.42       $ 31.48        $ 35.31       $ 32.77
                                       % Full service St-Lined rent               15.92%        11.14%          5.61%         6.41%
                                       No. of tenant leases expiring (4)             281           209             71            45

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

BOSTON, MASSACHUSETTS                  Square feet expiring (1)               610,558 sf    228,127 sf      93,555 sf     35,537 sf
                                       Full service St-Line rent (2)        $ 23,851,122   $ 7,761,388    $ 3,283,925   $ 1,165,222

     Minority Interest Adjustment (3)  Square feet expiring (1)                39,375 sf      1,367 sf             sf            sf
                                       Full service St-Line rent (2)         $ 1,595,027      $ 44,116           $ --          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)           571,183 sf    226,760 sf      93,555 sf     35,537 sf
                                       Full service St-Line rent (2) (3)    $ 22,256,094   $ 7,717,273    $ 3,283,925   $ 1,165,222
                                       Full service St-Line rent per sq. ft.     $ 38.96       $ 34.03        $ 35.10       $ 32.79
                                       % Full service St-Lined rent               21.63%         7.50%          3.19%         1.13%
                                       No. of tenant leases expiring (4)              19            16              5             2

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

SAN MATEO COUNTY, CALIFORNIA           Square feet expiring (1)               271,186 sf    363,142 sf     240,493 sf    249,794 sf
                                       Full service St-Line rent (2)        $ 10,351,608  $ 13,251,798    $ 9,282,840   $ 8,342,921

     Minority Interest Adjustment (3)  Square feet expiring (1)                       sf            sf             sf            sf
                                       Full service St-Line rent (2)                $ --          $ --           $ --          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)           271,186 sf    363,142 sf     240,493 sf    249,794 sf
                                       Full service St-Line rent (2) (3)    $ 10,351,608  $ 13,251,798    $ 9,282,840   $ 8,342,921
                                       Full service St-Line rent per sq. ft.     $ 38.17       $ 36.49        $ 38.60       $ 33.40
                                       % Full service St-Lined rent               14.11%        18.07%         12.66%        11.38%
                                       No. of tenant leases expiring (4)              22            29             11             7

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------
                                                                                                            2009 and
Region Name                            Category                                  2007          2008          Beyond
-------------------------------------------------------------------------   --------------------------------------------
PORTFOLIO--ALL PROPERTIES TOTAL (7)    Square feet expiring (1)               1,371,808 sf  1,411,835 sf   2,823,454 sf
                                       Full service St-Line rent (2)          $ 40,809,618  $ 46,865,420   $ 94,091,009

     Minority Interest Adjustment (3)  Square feet expiring (1)                 149,916 sf     27,242 sf     133,844 sf
                                       Full service St-Line rent (2)           $ 4,246,051   $ 1,021,288    $ 5,381,085

     Cornerstone Portfolio             Square feet expiring (1) (3)           1,221,892 sf  1,384,593 sf   2,689,610 sf
                                       Full service St-Line rent (2)(3)       $ 36,563,567  $ 45,844,131   $ 88,709,924
                                       Full service St-Line rent per sq. ft.       $ 29.92       $ 33.11        $ 32.98
                                       % Full service St-Lined rent                  6.56%         8.23%         15.93%
                                       No. of tenant leases expiring (4)                44            37             89

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

BOSTON, MASSACHUSETTS                  Square feet expiring (1)                 371,161 sf    242,415 sf     524,186 sf
                                       Full service St-Line rent (2)          $ 12,148,070   $ 9,318,034   $ 21,366,755

     Minority Interest Adjustment (3)  Square feet expiring (1)                  25,230 sf     20,605 sf       2,715 sf
                                       Full service St-Line rent (2)             $ 796,440     $ 792,033      $ 128,425

     Cornerstone Portfolio             Square feet expiring (1) (3)             345,931 sf    221,810 sf     521,471 sf
                                       Full service St-Line rent (2) (3)      $ 11,351,631   $ 8,526,002   $ 21,238,330
                                       Full service St-Line rent per sq. ft.       $ 32.81       $ 38.44        $ 40.73
                                       % Full service St-Lined rent                 11.03%         8.29%         20.64%
                                       No. of tenant leases expiring (4)                14             4              7

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

SAN MATEO COUNTY, CALIFORNIA           Square feet expiring (1)                  89,286 sf    206,046 sf     141,533 sf
                                       Full service St-Line rent (2)           $ 3,290,241   $ 7,914,478    $ 5,092,649

     Minority Interest Adjustment (3)  Square feet expiring (1)                         sf            sf             sf
                                       Full service St-Line rent (2)                  $ --          $ --           $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)              89,286 sf    206,046 sf     141,533 sf
                                       Full service St-Line rent (2) (3)       $ 3,290,241   $ 7,914,478    $ 5,092,649
                                       Full service St-Line rent per sq. ft.       $ 36.85       $ 38.41        $ 35.98
                                       % Full service St-Lined rent                  4.49%        10.79%          6.94%
                                       No. of tenant leases expiring (4)                 2             7             13

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)





----------------------------------------------------------------------------------------------------------------

Region Name                            Category                                      Total           NRA
-------------------------------------------------------------------------       ------------------------------
PORTFOLIO--ALL PROPERTIES TOTAL (7)    Square feet expiring (1)                   18,916,365 sf 19,376,364 sf
                                       Full service St-Line rent (2)              $ 579,320,916

     Minority Interest Adjustment (3)  Square feet expiring (1)                      687,834 sf    693,796 sf
                                       Full service St-Line rent (2)               $ 22,340,713

     Cornerstone Portfolio             Square feet expiring (1) (3)               18,228,531 sf 18,682,568 sf
                                       Full service St-Line rent (2)(3)           $ 556,980,203
                                       Full service St-Line rent per sq. ft.            $ 30.56
                                       % Full service St-Lined rent                     100.00%
                                       No. of tenant leases expiring (4)                  1,719

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

BOSTON, MASSACHUSETTS                  Square feet expiring (1)                    2,870,576 sf  2,884,826 sf
                                       Full service St-Line rent (2)              $ 106,903,361

     Minority Interest Adjustment (3)  Square feet expiring (1)                      105,797 sf    105,855 sf
                                       Full service St-Line rent (2)                $ 4,001,130

     Cornerstone Portfolio             Square feet expiring (1) (3)                2,764,779 sf  2,778,971 sf
                                       Full service St-Line rent (2) (3)          $ 102,902,231
                                       Full service St-Line rent per sq. ft.            $ 37.22
                                       % Full service St-Lined rent                     100.00%
                                       No. of tenant leases expiring (4)                    113

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

SAN MATEO COUNTY, CALIFORNIA           Square feet expiring (1)                    2,094,842 sf  2,129,392 sf
                                       Full service St-Line rent (2)               $ 73,338,484

     Minority Interest Adjustment (3)  Square feet expiring (1)                              sf            sf
                                       Full service St-Line rent (2)                       $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)                2,094,842 sf  2,129,392 sf
                                       Full service St-Line rent (2) (3)           $ 73,338,484
                                       Full service St-Line rent per sq. ft.            $ 35.01
                                       % Full service St-Lined rent                     100.00%
                                       No. of tenant leases expiring (4)                    176

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

----------------------------------------------------------------------------------------------------------------



                              Section IX - Page 1

     CORNERSTONE PROPERTIES INC.
      LEASE EXPIRATION SCHEDULE


The following table sets forth certain categories of information relating to lease expirations for all of the Properties owned as of September 30, 1999.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                Q4
Region Name                            Category                                1999          2000           2001          2002
------------------------------------------------------------------------------------------------------------------------------------

EAST BAY, CALIFORNIA                   Square feet expiring (1)              45,255 sf    202,254 sf     187,923 sf    327,748 sf
                                       Full service St-Line rent (2)         $ 965,727   $ 4,190,407    $ 5,090,105   $ 7,567,323

     Minority Interest Adjustment (3)  Square feet expiring (1)                     sf            sf             sf            sf
                                       Full service St-Line rent (2)              $ --          $ --           $ --          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)          45,255 sf    202,254 sf     187,923 sf    327,748 sf
                                       Full service St-Line rent (2) (3)     $ 965,727   $ 4,190,407    $ 5,090,105   $ 7,567,323
                                       Full service St-Line rent per sq. ft.   $ 21.34       $ 20.72        $ 27.09       $ 23.09
                                       % Full service St-Lined rent              2.59%        11.25%         13.67%        20.32%
                                       No. of tenant leases expiring (4)            17            30             34            31

                                       Asking market rent per sq. ft. (5)       $28.42
                                       Operating Expenses per sq. ft. (6)        $8.33

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

ATLANTA, GEORGIA                       Square feet expiring (1)               4,372 sf     68,318 sf     195,833 sf    188,578 sf
                                       Full service St-Line rent (2)          $ 37,776   $ 1,431,905    $ 5,004,444   $ 4,220,799

     Minority Interest Adjustment (3)  Square feet expiring (1)                     sf            sf             sf            sf
                                       Full service St-Line rent (2)              $ --          $ --           $ --          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)           4,372 sf     68,318 sf     195,833 sf    188,578 sf
                                       Full service St-Line rent (2) (3)      $ 37,776   $ 1,431,905    $ 5,004,444   $ 4,220,799
                                       Full service St-Line rent per sq. ft.    $ 8.64       $ 20.96        $ 25.55       $ 22.38
                                       % Full service St-Lined rent              0.08%         3.02%         10.55%         8.90%
                                       No. of tenant leases expiring (4)             1            19             18            13

                                       Asking market rent per sq. ft. (5)      $28.30
                                       Operating Expenses per sq. ft. (6)       $8.15

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

SEATTLE, WASHINGTON                    Square feet expiring (1)              28,828 sf     71,676 sf      89,739 sf    246,244 sf
                                       Full service St-Line rent (2)         $ 642,435   $ 1,533,997    $ 1,982,581   $ 5,791,707

     Minority Interest Adjustment (3)  Square feet expiring (1)                     sf            sf             sf            sf
                                       Full service St-Line rent (2)              $ --          $ --           $ --          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)          28,828 sf     71,676 sf      89,739 sf    246,244 sf
                                       Full service St-Line rent (2) (3)     $ 642,435   $ 1,533,997    $ 1,982,581   $ 5,791,707
                                       Full service St-Line rent per sq. ft.   $ 22.29       $ 21.40        $ 22.09       $ 23.52
                                       % Full service St-Lined rent              1.78%         4.25%          5.50%        16.06%
                                       No. of tenant leases expiring (4)             5            23             16            21

                                       Asking market rent per sq. ft. (5)       $37.87
                                       Operating Expenses per sq. ft. (6)        $8.41






-------------------------------------------------------------------------   -------------------------------------------------------
Region Name                            Category                                2003          2004           2005          2006
-------------------------------------------------------------------------   -------------------------------------------------------

EAST BAY, CALIFORNIA                   Square feet expiring (1)               150,369 sf    134,793 sf      65,497 sf    110,770 sf
                                       Full service St-Line rent (2)         $ 3,496,172   $ 3,456,799    $ 1,664,334   $ 1,743,573

     Minority Interest Adjustment (3)  Square feet expiring (1)                       sf            sf             sf            sf
                                       Full service St-Line rent (2)                $ --          $ --           $ --          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)           150,369 sf    134,793 sf      65,497 sf    110,770 sf
                                       Full service St-Line rent (2) (3)     $ 3,496,172   $ 3,456,799    $ 1,664,334   $ 1,743,573
                                       Full service St-Line rent per sq. ft.     $ 23.25       $ 25.65        $ 25.41       $ 15.74
                                       % Full service St-Lined rent                9.39%         9.28%          4.47%         4.68%
                                       No. of tenant leases expiring (4)              22            17              2             2

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

ATLANTA, GEORGIA                       Square feet expiring (1)                88,700 sf     58,629 sf      21,508 sf    452,089 sf
                                       Full service St-Line rent (2)         $ 2,222,400   $ 1,683,036      $ 547,872  $ 15,691,056

     Minority Interest Adjustment (3)  Square feet expiring (1)                       sf            sf             sf            sf
                                       Full service St-Line rent (2)                $ --          $ --           $ --          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)            88,700 sf     58,629 sf      21,508 sf    452,089 sf
                                       Full service St-Line rent (2) (3)     $ 2,222,400   $ 1,683,036      $ 547,872  $ 15,691,056
                                       Full service St-Line rent per sq. ft.     $ 25.06       $ 28.71        $ 25.47       $ 34.71
                                       % Full service St-Lined rent                4.69%         3.55%          1.16%        33.09%
                                       No. of tenant leases expiring (4)              14            10              5             4

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

SEATTLE, WASHINGTON                    Square feet expiring (1)               370,245 sf    221,344 sf      40,374 sf     13,471 sf
                                       Full service St-Line rent (2)         $ 8,933,056   $ 6,053,458      $ 786,988     $ 349,003

     Minority Interest Adjustment (3)  Square feet expiring (1)                       sf            sf             sf            sf
                                       Full service St-Line rent (2)                $ --          $ --           $ --          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)           370,245 sf    221,344 sf      40,374 sf     13,471 sf
                                       Full service St-Line rent (2) (3)     $ 8,933,056   $ 6,053,458      $ 786,988     $ 349,003
                                       Full service St-Line rent per sq. ft.     $ 24.13       $ 27.35        $ 19.49       $ 25.91
                                       % Full service St-Lined rent               24.77%        16.78%          2.18%         0.97%
                                       No. of tenant leases expiring (4)              29            20              9             4

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)





------------------------------------------------------------------------------------------------------------------------
                                                                                                            2009 and
Region Name                            Category                                  2007          2008          Beyond
-------------------------------------------------------------------------   --------------------------------------------

EAST BAY, CALIFORNIA                   Square feet expiring (1)                 134,401 sf    211,000 sf       9,530 sf
                                       Full service St-Line rent (2)           $ 3,067,679   $ 5,993,261           $ --

     Minority Interest Adjustment (3)  Square feet expiring (1)                         sf            sf             sf
                                       Full service St-Line rent (2)                  $ --          $ --           $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)             134,401 sf    211,000 sf       9,530 sf
                                       Full service St-Line rent (2) (3)       $ 3,067,679   $ 5,993,261           $ --
                                       Full service St-Line rent per sq. ft.       $ 22.82       $ 28.40           $ --
                                       % Full service St-Lined rent                  8.24%        16.10%          0.00%
                                       No. of tenant leases expiring (4)                 6             1              7

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

ATLANTA, GEORGIA                       Square feet expiring (1)                         sf    495,739 sf      32,186 sf
                                       Full service St-Line rent (2)                  $ --  $ 15,839,172      $ 735,427

     Minority Interest Adjustment (3)  Square feet expiring (1)                         sf            sf             sf
                                       Full service St-Line rent (2)                  $ --          $ --           $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)                     sf    495,739 sf      32,186 sf
                                       Full service St-Line rent (2) (3)              $ --  $ 15,839,172      $ 735,427
                                       Full service St-Line rent per sq. ft.          $ --       $ 31.95        $ 22.85
                                       % Full service St-Lined rent                  0.00%        33.41%          1.55%
                                       No. of tenant leases expiring (4)                 0             4              2

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

SEATTLE, WASHINGTON                    Square feet expiring (1)                 137,888 sf        366 sf     231,522 sf
                                       Full service St-Line rent (2)           $ 3,384,388       $ 9,842    $ 6,603,422

     Minority Interest Adjustment (3)  Square feet expiring (1)                         sf            sf             sf
                                       Full service St-Line rent (2)                  $ --          $ --           $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)             137,888 sf        366 sf     231,522 sf
                                       Full service St-Line rent (2) (3)       $ 3,384,388       $ 9,842    $ 6,603,422
                                       Full service St-Line rent per sq. ft.       $ 24.54       $ 26.89        $ 28.52
                                       % Full service St-Lined rent                  9.38%         0.03%         18.31%
                                       No. of tenant leases expiring (4)                 1             1              4

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)





----------------------------------------------------------------------------------------------------------------

Region Name                            Category                                      Total           NRA
-------------------------------------------------------------------------       ------------------------------

EAST BAY, CALIFORNIA                   Square feet expiring (1)                    1,579,540 sf  1,601,332 sf
                                       Full service St-Line rent (2)               $ 37,235,380

     Minority Interest Adjustment (3)  Square feet expiring (1)                              sf            sf
                                       Full service St-Line rent (2)                       $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)                1,579,540 sf  1,601,332 sf
                                       Full service St-Line rent (2) (3)           $ 37,235,380
                                       Full service St-Line rent per sq. ft.            $ 23.57
                                       % Full service St-Lined rent                     100.00%
                                       No. of tenant leases expiring (4)                    169

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

ATLANTA, GEORGIA                       Square feet expiring (1)                    1,605,952 sf  1,647,986 sf
                                       Full service St-Line rent (2)               $ 47,413,887

     Minority Interest Adjustment (3)  Square feet expiring (1)                              sf            sf
                                       Full service St-Line rent (2)                       $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)                1,605,952 sf  1,647,986 sf
                                       Full service St-Line rent (2) (3)           $ 47,413,887
                                       Full service St-Line rent per sq. ft.            $ 29.52
                                       % Full service St-Lined rent                     100.00%
                                       No. of tenant leases expiring (4)                     90

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

SEATTLE, WASHINGTON                    Square feet expiring (1)                    1,451,697 sf  1,469,741 sf
                                       Full service St-Line rent (2)               $ 36,070,877

     Minority Interest Adjustment (3)  Square feet expiring (1)                              sf            sf
                                       Full service St-Line rent (2)                       $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)                1,451,697 sf  1,469,741 sf
                                       Full service St-Line rent (2) (3)           $ 36,070,877
                                       Full service St-Line rent per sq. ft.            $ 24.85
                                       % Full service St-Lined rent                     100.00%
                                       No. of tenant leases expiring (4)                    133

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)





                              Section IX - Page 2

                          CORNERSTONE PROPERTIES INC.
                           LEASE EXPIRATION SCHEDULE

The following table sets forth certain categories of information relating to lease expiration for all of the Properties owned as of September 30, 1999.


-----------------------------------------------------------------------------------------------------------------------------------
Region                                                                           Q4
Name                                   Category                                 1999         2000            2001         2002
-----------------------------------------------------------------------------------------------------------------------------------

SANTA CLARA COUNTY, CALIFORNIA (7)     Square feet expiring (1)              12,634 sf    106,311 sf     169,514 sf     83,756 sf
                                       Full service St-Line rent (2)         $ 375,944   $ 2,882,025    $ 4,884,450   $ 2,555,214

     Minority Interest Adjustment (3)  Square feet expiring (1)                     sf            sf             sf            sf
                                       Full service St-Line rent (2)              $ --          $ --           $ --          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)          12,634 sf    106,311 sf     169,514 sf     83,756 sf
                                       Full service St-Line rent (2) (3)     $ 375,944   $ 2,882,025    $ 4,884,450   $ 2,555,214
                                       Full service St-Line rent per sq. ft.   $ 29.76       $ 27.11        $ 28.81       $ 30.51
                                       % Full service St-Lined rent              1.08%         8.30%         14.07%         7.36%
                                       No. of tenant leases expiring (4)             8            38             34            29

                                       Asking market rent per sq. ft. (5)       $38.06
                                       Operating Expenses per sq. ft. (6)        $8.82

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

DENVER, COLORADO                       Square feet expiring (1)              35,092 sf    121,319 sf      60,785 sf    140,723 sf
                                       Full service St-Line rent (2)         $ 555,139   $ 1,848,816    $ 1,049,018   $ 2,235,980

     Minority Interest Adjustment (3)  Square feet expiring (1)                     sf            sf             sf            sf
                                       Full service St-Line rent (2)              $ --          $ --           $ --          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)          35,092 sf    121,319 sf      60,785 sf    140,723 sf
                                       Full service St-Line rent (2) (3)     $ 555,139   $ 1,848,816    $ 1,049,018   $ 2,235,980
                                       Full service St-Line rent per sq. ft.   $ 15.82       $ 15.24        $ 17.26       $ 15.89
                                       % Full service St-Lined rent              2.45%         8.16%          4.63%         9.86%
                                       No. of tenant leases expiring (4)            10             6              7            15

                                       Asking market rent per sq. ft. (5)       $29.40
                                       Operating Expenses per sq. ft. (6)        $6.69

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

SAN FRANCISCO, CALIFORNIA              Square feet expiring (1)              47,287 sf     78,013 sf      95,963 sf    118,757 sf
                                       Full service St-Line rent (2)        $1,425,142   $ 1,877,580    $ 2,272,296   $ 3,269,241

     Minority Interest Adjustment (3)  Square feet expiring (1)              12,122 sf     25,051 sf      19,772 sf     37,421 sf
                                       Full service St-Line rent (2)         $ 302,355     $ 594,360      $ 492,164     $ 973,634

     Cornerstone Portfolio             Square feet expiring (1) (3)          35,165 sf     52,962 sf      76,192 sf     81,336 sf
                                       Full service St-Line rent (2) (3)    $1,122,787   $ 1,283,220    $ 1,780,132   $ 2,295,608
                                       Full service St-Line rent per sq. ft.   $ 31.93       $ 24.23        $ 23.36       $ 28.22
                                       % Full service St-Lined rent              4.51%         5.16%          7.16%         9.23%
                                       No. of tenant leases expiring (4)            14            18             19            25

                                       Asking market rent per sq. ft. (5)       $43.57
                                       Operating Expenses per sq. ft. (6)       $12.04

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Region
Name                                   Category                                  2003           2004          2005          2006
------------------------------------------------------------------------------------------------------------------------------------

SANTA CLARA COUNTY, CALIFORNIA (7)     Square feet expiring (1)                193,302 sf    122,994 sf     21,642 sf     52,249 sf
                                       Full service St-Line rent (2)          $ 7,191,851   $ 3,715,418     $ 747,082   $ 1,582,561

     Minority Interest Adjustment (3)  Square feet expiring (1)                        sf            sf            sf            sf
                                       Full service St-Line rent (2)                 $ --          $ --          $ --          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)            193,302 sf    122,994 sf     21,642 sf     52,249 sf
                                       Full service St-Line rent (2) (3)      $ 7,191,851   $ 3,715,418     $ 747,082   $ 1,582,561
                                       Full service St-Line rent per sq. ft.      $ 37.21       $ 30.21       $ 34.52       $ 30.29
                                       % Full service St-Lined rent                20.71%        10.70%         2.15%         4.56%
                                       No. of tenant leases expiring (4)               23            21             4             5

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

DENVER, COLORADO                       Square feet expiring (1)                182,284 sf    140,344 sf            sf            sf
                                       Full service St-Line rent (2)          $ 3,569,775   $ 2,737,144          $ --          $ --

     Minority Interest Adjustment (3)  Square feet expiring (1)                        sf            sf            sf            sf
                                       Full service St-Line rent (2)                 $ -           $ -           $ --          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)            182,284 sf    140,344 sf            sf            sf
                                       Full service St-Line rent (2) (3)      $ 3,569,775   $ 2,737,144          $ --          $ --
                                       Full service St-Line rent per sq. ft.      $ 19.58       $ 19.50          $ --          $ --
                                       % Full service St-Lined rent                15.75%        12.07%         0.00%         0.00%
                                       No. of tenant leases expiring (4)                6             6             0             0

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

SAN FRANCISCO, CALIFORNIA              Square feet expiring (1)                286,529 sf    159,472 sf     50,032 sf            sf
                                       Full service St-Line rent (2)          $ 8,493,548   $ 6,722,337   $ 2,095,754          $ --

     Minority Interest Adjustment (3)  Square feet expiring (1)                 71,914 sf     24,820 sf      2,201 sf            sf
                                       Full service St-Line rent (2)          $ 2,094,221     $ 844,308      $ 76,990          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)            214,615 sf    134,652 sf     47,832 sf            sf
                                       Full service St-Line rent (2) (3)      $ 6,399,327   $ 5,878,030   $ 2,018,764          $ --
                                       Full service St-Line rent per sq. ft.      $ 29.82       $ 43.65       $ 42.21          $ --
                                       % Full service St-Lined rent                25.73%        23.63%         8.12%         0.00%
                                       No. of tenant leases expiring (4)               43            15             6             0

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
Region                                                                                                      2009 and
Name                                   Category                                    2007          2008        Beyond
-------------------------------------------------------------------------------------------------------------------------

SANTA CLARA COUNTY, CALIFORNIA (7)     Square feet expiring (1)                  2,780 sf     33,908 sf     340,108 sf
                                       Full service St-Line rent (2)             $ 88,963     $ 676,440   $ 10,022,325

     Minority Interest Adjustment (3)  Square feet expiring (1)                        sf            sf             sf
                                       Full service St-Line rent (2)                 $ --          $ --           $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)              2,780 sf     33,908 sf     340,108 sf
                                       Full service St-Line rent (2) (3)         $ 88,963     $ 676,440   $ 10,022,325
                                       Full service St-Line rent per sq. ft.      $ 32.00       $ 19.95        $ 29.47
                                       % Full service St-Lined rent                 0.26%         1.95%         28.86%
                                       No. of tenant leases expiring (4)                1             4             12

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

DENVER, COLORADO                       Square feet expiring (1)                 75,677 sf            sf     401,735 sf
                                       Full service St-Line rent (2)          $ 1,621,691          $ --    $ 9,052,248

     Minority Interest Adjustment (3)  Square feet expiring (1)                        sf            sf             sf
                                       Full service St-Line rent (2)                 $ --          $ --           $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)             75,677 sf            sf     401,735 sf
                                       Full service St-Line rent (2) (3)      $ 1,621,691          $ --    $ 9,052,248
                                       Full service St-Line rent per sq. ft.      $ 21.43          $ --        $ 22.53
                                       % Full service St-Lined rent                 7.15%         0.00%         39.93%
                                       No. of tenant leases expiring (4)                2             0              1

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

SAN FRANCISCO, CALIFORNIA              Square feet expiring (1)                249,373 sf     19,911 sf      10,656 sf
                                       Full service St-Line rent (2)          $ 6,899,223     $ 687,766      $ 291,138

     Minority Interest Adjustment (3)  Square feet expiring (1)                124,687 sf      6,637 sf       3,795 sf
                                       Full service St-Line rent (2)          $ 3,449,611     $ 229,255      $ 102,674

     Cornerstone Portfolio             Square feet expiring (1) (3)            124,687 sf     13,274 sf       6,862 sf
                                       Full service St-Line rent (2) (3)      $ 3,449,611     $ 458,511      $ 188,463
                                       Full service St-Line rent per sq. ft.      $ 27.67       $ 34.54        $ 27.47
                                       % Full service St-Lined rent                13.87%         1.84%          0.76%
                                       No. of tenant leases expiring (4)                1             1              4

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------
Region
Name                                   Category                                       Total         NRA
------------------------------------------------------------------------------------------------------------

SANTA CLARA COUNTY, CALIFORNIA (7)     Square feet expiring (1)                   1,139,198 sf  1,175,786 sf
                                       Full service St-Line rent (2)              $ 34,722,275

     Minority Interest Adjustment (3)  Square feet expiring (1)                             sf            sf
                                       Full service St-Line rent (2)                      $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)               1,139,198 sf  1,175,786 sf
                                       Full service St-Line rent (2) (3)          $ 34,722,275
                                       Full service St-Line rent per sq. ft.           $ 30.48
                                       % Full service St-Lined rent                    100.00%
                                       No. of tenant leases expiring (4)                   179

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

DENVER, COLORADO                       Square feet expiring (1)                   1,157,959 sf  1,187,852 sf
                                       Full service St-Line rent (2)              $ 22,669,812

     Minority Interest Adjustment (3)  Square feet expiring (1)                             sf            sf
                                       Full service St-Line rent (2)                      $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)               1,157,959 sf  1,187,852 sf
                                       Full service St-Line rent (2) (3)          $ 22,669,812
                                       Full service St-Line rent per sq. ft.           $ 19.58
                                       % Full service St-Lined rent                    100.00%
                                       No. of tenant leases expiring (4)                    53

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

SAN FRANCISCO, CALIFORNIA              Square feet expiring (1)                   1,115,993 sf  1,132,219 sf
                                       Full service St-Line rent (2)              $ 34,034,025

     Minority Interest Adjustment (3)  Square feet expiring (1)                     328,418 sf    333,611 sf
                                       Full service St-Line rent (2)               $ 9,159,572

     Cornerstone Portfolio             Square feet expiring (1) (3)                 787,575 sf    798,608 sf
                                       Full service St-Line rent (2) (3)          $ 24,874,452
                                       Full service St-Line rent per sq. ft.           $ 31.58
                                       % Full service St-Lined rent                    100.00%
                                       No. of tenant leases expiring (4)                   146

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------



                              Section IX - Page 3

                          CORNERSTONE PROPERTIES INC.
                           LEASE EXPIRATION SCHEDULE

The following table sets forth certain categories of information relating to lease expiration for all of the Properties owned as of September 30, 1999.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Q4
Region Name                            Category                                 1999         2000            2001         2002
------------------------------------------------------------------------------------------------------------------------------------

MINNEAPOLIS, MINNESOTA                 Square feet expiring (1)               4,014 sf     90,759 sf       7,752 sf     51,959 sf
                                       Full service St-Line rent (2)          $ 49,595   $ 3,041,205      $ 256,785   $ 1,220,380

     Minority Interest Adjustment (3)  Square feet expiring (1)                 914 sf     20,657 sf       1,764 sf     11,826 sf
                                       Full service St-Line rent (2)          $ 11,288     $ 692,178       $ 58,444     $ 277,758

     Cornerstone Portfolio             Square feet expiring (1) (3)           3,100 sf     70,102 sf       5,988 sf     40,133 sf
                                       Full service St-Line rent (2) (3)      $ 38,307   $ 2,349,027      $ 198,341     $ 942,622
                                       Full service St-Line rent per sq. ft.   $ 12.36       $ 33.51        $ 33.13       $ 23.49
                                       % Full service St-Lined rent              0.12%         7.54%          0.64%         3.03%
                                       No. of tenant leases expiring (4)             4             3              4             3

                                       Asking market rent per sq. ft. (5)       $33.60
                                       Operating Expenses per sq. ft. (6)       $15.02

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

WASHINGTON, D.C./ALEXANDRIA, VIRGINIA  Square feet expiring (1)              15,948 sf     60,423 sf      83,876 sf     59,327 sf
                                       Full service St-Line rent (2)         $ 302,040   $ 1,998,940    $ 3,216,269   $ 1,467,241

     Minority Interest Adjustment (3)  Square feet expiring (1)                     sf            sf             sf            sf
                                       Full service St-Line rent (2)              $ --          $ --           $ --          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)          15,948 sf     60,423 sf      83,876 sf     59,327 sf
                                       Full service St-Line rent (2) (3)     $ 302,040   $ 1,998,940    $ 3,216,269   $ 1,467,241
                                       Full service St-Line rent per sq. ft.   $ 18.94       $ 33.08        $ 38.35       $ 24.73
                                       % Full service St-Lined rent              0.82%         5.44%          8.75%         3.99%
                                       No. of tenant leases expiring (4)             9            11             14             8

                                       Asking market rent per sq. ft. (5)       $38.91
                                       Operating Expenses per sq. ft. (6)       $12.37

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

SUBURBAN CHICAGO, ILLINOIS             Square feet expiring (1)              26,268 sf     90,610 sf      57,221 sf    101,820 sf
                                       Full service St-Line rent (2)         $ 745,359   $ 2,730,854    $ 1,898,623   $ 2,854,694

     Minority Interest Adjustment (3)  Square feet expiring (1)                     sf            sf             sf            sf
                                       Full service St-Line rent (2)              $ --          $ --           $ --          $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)          26,268 sf     90,610 sf      57,221 sf    101,820 sf
                                       Full service St-Line rent (2) (3)     $ 745,359   $ 2,730,854    $ 1,898,623   $ 2,854,694
                                       Full service St-Line rent per sq. ft.   $ 28.38       $ 30.14        $ 33.18       $ 28.04
                                       % Full service St-Lined rent              2.72%         9.98%          6.94%        10.43%
                                       No. of tenant leases expiring (4)             4            12             11            16

                                       Asking market rent per sq. ft. (5)       $28.45
                                       Operating Expenses per sq. ft. (6)        $9.25

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

Region Name                            Category                                  2003           2004          2005            2006
-----------------------------------------------------------------------------------------------------------------------------------

MINNEAPOLIS, MINNESOTA                 Square feet expiring (1)                205,473 sf    176,039 sf     18,856 sf           sf
                                       Full service St-Line rent (2)          $ 6,695,659   $ 5,811,811     $ 631,174         $ --

     Minority Interest Adjustment (3)  Square feet expiring (1)                 46,766 sf     40,066 sf      4,292 sf           sf
                                       Full service St-Line rent (2)          $ 1,523,932   $ 1,322,768     $ 143,655         $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)            158,707 sf    135,973 sf     14,564 sf           sf
                                       Full service St-Line rent (2) (3)      $ 5,171,727   $ 4,489,043     $ 487,519         $ --
                                       Full service St-Line rent per sq. ft.      $ 32.59       $ 33.01       $ 33.47         $ --
                                       % Full service St-Lined rent                16.60%        14.41%         1.56%        0.00%
                                       No. of tenant leases expiring (4)                3            10             1            0

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

WASHINGTON, D.C./ALEXANDRIA, VIRGINIA  Square feet expiring (1)                 60,016 sf     44,287 sf    196,240 sf    68,929 sf
                                       Full service St-Line rent (2)          $ 1,812,158   $ 1,695,652   $ 8,333,012  $ 3,326,592

     Minority Interest Adjustment (3)  Square feet expiring (1)                        sf            sf            sf           sf
                                       Full service St-Line rent (2)                 $ --          $ --          $ --         $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)             60,016 sf     44,287 sf    196,240 sf    68,929 sf
                                       Full service St-Line rent (2) (3)      $ 1,812,158   $ 1,695,652   $ 8,333,012  $ 3,326,592
                                       Full service St-Line rent per sq. ft.      $ 30.19       $ 38.29       $ 42.46      $ 48.26
                                       % Full service St-Lined rent                 4.93%         4.62%        22.68%        9.05%
                                       No. of tenant leases expiring (4)                8             7             8            3

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

SUBURBAN CHICAGO, ILLINOIS             Square feet expiring (1)                207,335 sf     65,677 sf      9,968 sf    17,848 sf
                                       Full service St-Line rent (2)          $ 6,139,109   $ 1,862,970     $ 292,430    $ 487,221

     Minority Interest Adjustment (3)  Square feet expiring (1)                        sf            sf            sf           sf
                                       Full service St-Line rent (2)                 $ --          $ --          $ --         $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)            207,335 sf     65,677 sf      9,968 sf    17,848 sf
                                       Full service St-Line rent (2) (3)      $ 6,139,109   $ 1,862,970     $ 292,430    $ 487,221
                                       Full service St-Line rent per sq. ft.      $ 29.61       $ 28.37       $ 29.34      $ 27.30
                                       % Full service St-Lined rent                22.44%         6.81%         1.07%        1.78%
                                       No. of tenant leases expiring (4)               19             9             2            3

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                                                             2000 and
Region Name                            Category                                        2007         2008      Beyond
-----------------------------------------------------------------------------------------------------------------------

MINNEAPOLIS, MINNESOTA                 Square feet expiring (1)                         sf            sf     559,468 sf
                                       Full service St-Line rent (2)                  $ --          $ --   $ 22,627,355

     Minority Interest Adjustment (3)  Square feet expiring (1)                         sf            sf     127,335 sf
                                       Full service St-Line rent (2)                  $ --          $ --    $ 5,149,986

     Cornerstone Portfolio             Square feet expiring (1) (3)                     sf            sf     432,133 sf
                                       Full service St-Line rent (2) (3)              $ --          $ --   $ 17,477,369
                                       Full service St-Line rent per sq. ft.          $ --          $ --        $ 40.44
                                       % Full service St-Lined rent                  0.00%         0.00%         56.10%
                                       No. of tenant leases expiring (4)                 0             0              3

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

WASHINGTON, D.C./ALEXANDRIA, VIRGINIA  Square feet expiring (1)                  69,661 sf     36,561 sf     281,040 sf
                                       Full service St-Line rent (2)           $ 1,878,660   $ 1,187,340   $ 11,522,128

     Minority Interest Adjustment (3)  Square feet expiring (1)                         sf            sf             sf
                                       Full service St-Line rent (2)                  $ --          $ --           $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)              69,661 sf     36,561 sf     281,040 sf
                                       Full service St-Line rent (2) (3)       $ 1,878,660   $ 1,187,340   $ 11,522,128
                                       Full service St-Line rent per sq. ft.       $ 26.97       $ 32.48        $ 41.00
                                       % Full service St-Lined rent                  5.11%         3.23%         31.36%
                                       No. of tenant leases expiring (4)                 6             6             13

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

SUBURBAN CHICAGO, ILLINOIS             Square feet expiring (1)                  89,129 sf    110,201 sf     163,590 sf
                                       Full service St-Line rent (2)           $ 2,413,008   $ 3,606,461    $ 4,332,312

     Minority Interest Adjustment (3)  Square feet expiring (1)                         sf            sf             sf
                                       Full service St-Line rent (2)                  $ --          $ --           $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)              89,129 sf    110,201 sf     163,590 sf
                                       Full service St-Line rent (2) (3)       $ 2,413,008   $ 3,606,461    $ 4,332,312
                                       Full service St-Line rent per sq. ft.       $ 27.07       $ 32.73        $ 26.48
                                       % Full service St-Lined rent                  8.82%        13.18%         15.83%
                                       No. of tenant leases expiring (4)                 4             2              1

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------

Region Name                            Category                                         Total          NRA
--------------------------------------------------------------------------------------------------------------

MINNEAPOLIS, MINNESOTA                 Square feet expiring (1)                     1,114,320 sf  1,117,439 sf
                                       Full service St-Line rent (2)                $ 40,333,964

     Minority Interest Adjustment (3)  Square feet expiring (1)                       253,619 sf    254,329 sf
                                       Full service St-Line rent (2)                 $ 9,180,010

     Cornerstone Portfolio             Square feet expiring (1) (3)                   860,701 sf    863,110 sf
                                       Full service St-Line rent (2) (3)            $ 31,153,953
                                       Full service St-Line rent per sq. ft.             $ 36.20
                                       % Full service St-Lined rent                      100.00%
                                       No. of tenant leases expiring (4)                      31

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

WASHINGTON, D.C./ALEXANDRIA, VIRGINIA  Square feet expiring (1)                       976,308 sf    993,411 sf
                                       Full service St-Line rent (2)                $ 36,740,032

     Minority Interest Adjustment (3)  Square feet expiring (1)                               sf            sf
                                       Full service St-Line rent (2)                        $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)                   976,308 sf    993,411 sf
                                       Full service St-Line rent (2) (3)            $ 36,740,032
                                       Full service St-Line rent per sq. ft.             $ 37.63
                                       % Full service St-Lined rent                      100.00%
                                       No. of tenant leases expiring (4)                      93

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

SUBURBAN CHICAGO, ILLINOIS             Square feet expiring (1)                       939,667 sf    976,079 sf
                                       Full service St-Line rent (2)                $ 27,363,039

     Minority Interest Adjustment (3)  Square feet expiring (1)                               sf            sf
                                       Full service St-Line rent (2)                        $ --

     Cornerstone Portfolio             Square feet expiring (1) (3)                   939,667 sf    976,079 sf
                                       Full service St-Line rent (2) (3)            $ 27,363,039
                                       Full service St-Line rent per sq. ft.             $ 29.12
                                       % Full service St-Lined rent                      100.00%
                                       No. of tenant leases expiring (4)                      83

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------




                              Section IX - Page 4

                          CORNERSTONE PROPERTIES INC.
                           LEASE EXPIRATION SCHEDULE

The following table sets forth certain categories of information relating to lease expirations for all of the Properties owned as of September 30, 1999.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Q4
Region Name                                Category                                    1999       2000         2001        2002
-----------------------------------------------------------------------------------------------------------------------------------

SANTA MONICA/WEST LOS ANGELES, CALIFORNIA  Square feet expiring (1)                24,624 sf    78,021 sf    94,728 sf   183,355 sf
                                           Full service St-Line rent (2)           $ 622,343  $ 2,010,961  $ 4,014,095  $ 4,955,180

     Minority Interest Adjustment (3)      Square feet expiring (1)                       sf           sf           sf           sf
                                           Full service St-Line rent (2)                 $ -          $ -          $ -          $ -

     Cornerstone Portfolio                 Square feet expiring (1) (3)            24,624 sf    78,021 sf    94,728 sf   183,355 sf
                                           Full service St-Line rent (2) (3)       $ 622,343  $ 2,010,961  $ 4,014,095  $ 4,955,180
                                           Full service St-Line rent per sq. ft.     $ 25.27      $ 25.77      $ 42.37      $ 27.03
                                           % Full service St-Lined rent                2.59%        8.37%       16.71%       20.63%
                                           No. of tenant leases expiring (4)              13           28           21           21

                                           Asking market rent per sq. ft. (5)         $34.41
                                           Operating Expenses per sq. ft. (6)         $11.71

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

ORANGE COUNTY, CALIFORNIA                  Square feet expiring (1)                46,226 sf   101,550 sf    93,529 sf   199,475 sf
                                           Full service St-Line rent (2)          $1,049,341  $ 2,553,346  $ 2,064,270  $ 4,628,387

     Minority Interest Adjustment (3)      Square feet expiring (1)                       sf           sf           sf           sf
                                           Full service St-Line rent (2)                 $ -          $ -          $ -          $ -

     Cornerstone Portfolio                 Square feet expiring (1) (3)            46,226 sf   101,550 sf    93,529 sf   199,475 sf
                                           Full service St-Line rent (2) (3)      $1,049,341  $ 2,553,346  $ 2,064,270  $ 4,628,387
                                           Full service St-Line rent per sq. ft.     $ 22.70      $ 25.14      $ 22.07      $ 23.20
                                           % Full service St-Lined rent                6.75%       16.43%       13.28%       29.78%
                                           No. of tenant leases expiring (4)              11           16           14           28

                                           Asking market rent per sq. ft. (5)         $27.23
                                           Operating Expenses per sq. ft. (6)          $8.65

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

SAN DIEGO, CALIFORNIA                      Square feet expiring (1)                16,633 sf    13,745 sf    39,388 sf    46,706 sf
                                           Full service St-Line rent (2)           $ 364,595    $ 276,438    $ 635,750    $ 907,141

     Minority Interest Adjustment (3)      Square feet expiring (1)                       sf           sf           sf           sf
                                           Full service St-Line rent (2)                 $ -          $ -          $ -          $ -

     Cornerstone Portfolio                 Square feet expiring (1) (3)            16,633 sf    13,745 sf    39,388 sf    46,706 sf
                                           Full service St-Line rent (2) (3)       $ 364,595    $ 276,438    $ 635,750    $ 907,141
                                           Full service St-Line rent per sq. ft.     $ 21.92      $ 20.11      $ 16.14      $ 19.42
                                           % Full service St-Lined rent                4.63%        3.51%        8.07%       11.52%
                                           No. of tenant leases expiring (4)               6            4            7            8

                                           Asking market rent per sq. ft. (5)         $23.77
                                           Operating Expenses per sq. ft. (6)          $7.75

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------

Region Name                                Category                                   2003         2004         2005       2006
-----------------------------------------------------------------------------------------------------------------------------------

SANTA MONICA/WEST LOS ANGELES, CALIFORNIA  Square feet expiring (1)                 69,820 sf    78,787 sf    76,085 sf  18,261 sf
                                           Full service St-Line rent (2)          $ 1,927,696  $ 2,229,394  $ 2,108,977  $ 617,629

     Minority Interest Adjustment (3)      Square feet expiring (1)                        sf           sf           sf         sf
                                           Full service St-Line rent (2)                  $ -          $ -          $ -        $ -

     Cornerstone Portfolio                 Square feet expiring (1) (3)             69,820 sf    78,787 sf    76,085 sf  18,261 sf
                                           Full service St-Line rent (2) (3)      $ 1,927,696  $ 2,229,394  $ 2,108,977  $ 617,629
                                           Full service St-Line rent per sq. ft.      $ 27.61      $ 28.30      $ 27.72    $ 33.82
                                           % Full service St-Lined rent                 8.02%        9.28%        8.78%      2.57%
                                           No. of tenant leases expiring (4)               20           17           11          6

                                           Asking market rent per sq. ft. (5)
                                           Operating Expenses per sq. ft. (6)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

ORANGE COUNTY, CALIFORNIA                  Square feet expiring (1)                 86,291 sf    33,182 sf    20,089 sf  22,911 sf
                                           Full service St-Line rent (2)          $ 2,093,624    $ 780,606    $ 463,857  $ 606,905

     Minority Interest Adjustment (3)      Square feet expiring (1)                        sf           sf           sf         sf
                                           Full service St-Line rent (2)                  $ -          $ -          $ -        $ -

     Cornerstone Portfolio                 Square feet expiring (1) (3)             86,291 sf    33,182 sf    20,089 sf  22,911 sf
                                           Full service St-Line rent (2) (3)      $ 2,093,624    $ 780,606    $ 463,857  $ 606,905
                                           Full service St-Line rent per sq. ft.      $ 24.26      $ 23.52      $ 23.09    $ 26.49
                                           % Full service St-Lined rent                13.47%        5.02%        2.98%      3.91%
                                           No. of tenant leases expiring (4)               18            5            2          2

                                           Asking market rent per sq. ft. (5)
                                           Operating Expenses per sq. ft. (6)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

SAN DIEGO, CALIFORNIA                      Square feet expiring (1)                158,206 sf   126,573 sf           sf         sf
                                           Full service St-Line rent (2)          $ 3,061,031  $ 2,631,836          $ -        $ -

     Minority Interest Adjustment (3)      Square feet expiring (1)                        sf           sf           sf         sf
                                           Full service St-Line rent (2)                  $ -          $ -          $ -        $ -

     Cornerstone Portfolio                 Square feet expiring (1) (3)            158,206 sf   126,573 sf           sf         sf
                                           Full service St-Line rent (2) (3)      $ 3,061,031  $ 2,631,836          $ -        $ -
                                           Full service St-Line rent per sq. ft.      $ 19.35      $ 20.79          $ -        $ -
                                           % Full service St-Lined rent                38.86%       33.41%        0.00%      0.00%
                                           No. of tenant leases expiring (4)               15           12            0          0

                                           Asking market rent per sq. ft. (5)
                                           Operating Expenses per sq. ft. (6)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                                                            2009 and
Region Name                                Category                                  2007          2008       Beyond
-----------------------------------------------------------------------------------------------------------------------

SANTA MONICA/WEST LOS ANGELES, CALIFORNIA  Square feet expiring (1)                 60,460 sf    44,688 sf    74,892 sf
                                           Full service St-Line rent (2)          $ 2,759,430  $ 1,357,144  $ 1,420,677

     Minority Interest Adjustment (3)      Square feet expiring (1)                        sf           sf           sf
                                           Full service St-Line rent (2)                  $ -          $ -          $ -

     Cornerstone Portfolio                 Square feet expiring (1) (3)             60,460 sf    44,688 sf    74,892 sf
                                           Full service St-Line rent (2) (3)      $ 2,759,430  $ 1,357,144  $ 1,420,677
                                           Full service St-Line rent per sq. ft.      $ 45.64      $ 30.37      $ 18.97
                                           % Full service St-Lined rent                11.49%        5.65%        5.91%
                                           No. of tenant leases expiring (4)                3            6            9

                                           Asking market rent per sq. ft. (5)
                                           Operating Expenses per sq. ft. (6)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

ORANGE COUNTY, CALIFORNIA                  Square feet expiring (1)                        sf    11,000 sf    45,333 sf
                                           Full service St-Line rent (2)                  $ -    $ 275,482  $ 1,024,573

     Minority Interest Adjustment (3)      Square feet expiring (1)                        sf           sf           sf
                                           Full service St-Line rent (2)                  $ -          $ -          $ -

     Cornerstone Portfolio                 Square feet expiring (1) (3)                    sf    11,000 sf    45,333 sf
                                           Full service St-Line rent (2) (3)              $ -    $ 275,482  $ 1,024,573
                                           Full service St-Line rent per sq. ft.          $ -      $ 25.04      $ 22.60
                                           % Full service St-Lined rent                 0.00%        1.77%        6.59%
                                           No. of tenant leases expiring (4)                0            1            6

                                           Asking market rent per sq. ft. (5)
                                           Operating Expenses per sq. ft. (6)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

SAN DIEGO, CALIFORNIA                      Square feet expiring (1)                        sf           sf     2,035 sf
                                           Full service St-Line rent (2)                  $ -          $ -          $ -

     Minority Interest Adjustment (3)      Square feet expiring (1)                        sf           sf           sf
                                           Full service St-Line rent (2)                  $ -          $ -          $ -

     Cornerstone Portfolio                 Square feet expiring (1) (3)                    sf           sf     2,035 sf
                                           Full service St-Line rent (2) (3)              $ -          $ -          $ -
                                           Full service St-Line rent per sq. ft.          $ -          $ -          $ -
                                           % Full service St-Lined rent                 0.00%        0.00%        0.00%
                                           No. of tenant leases expiring (4)                0            0            2

                                           Asking market rent per sq. ft. (5)
                                           Operating Expenses per sq. ft. (6)

-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------

Region Name                                Category                                     Total           NRA
---------------------------------------------------------------------------------------------------------------

SANTA MONICA/WEST LOS ANGELES, CALIFORNIA  Square feet expiring (1)                   803,721 sf     846,988 sf
                                           Full service St-Line rent (2)            $ 24,023,527

     Minority Interest Adjustment (3)      Square feet expiring (1)                           sf             sf
                                           Full service St-Line rent (2)                     $ -

     Cornerstone Portfolio                 Square feet expiring (1) (3)               803,721 sf     846,988 sf
                                           Full service St-Line rent (2) (3)        $ 24,023,527
                                           Full service St-Line rent per sq. ft.         $ 29.89
                                           % Full service St-Lined rent                  100.00%
                                           No. of tenant leases expiring (4)                 155

                                           Asking market rent per sq. ft. (5)
                                           Operating Expenses per sq. ft. (6)

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

ORANGE COUNTY, CALIFORNIA                  Square feet expiring (1)                   659,586 sf     710,115 sf
                                           Full service St-Line rent (2)            $ 15,540,390

     Minority Interest Adjustment (3)      Square feet expiring (1)                           sf             sf
                                           Full service St-Line rent (2)                     $ -

     Cornerstone Portfolio                 Square feet expiring (1) (3)               659,586 sf     710,115 sf
                                           Full service St-Line rent (2) (3)        $ 15,540,390
                                           Full service St-Line rent per sq. ft.         $ 23.56
                                           % Full service St-Lined rent                  100.00%
                                           No. of tenant leases expiring (4)                 103

                                           Asking market rent per sq. ft. (5)
                                           Operating Expenses per sq. ft. (6)

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

SAN DIEGO, CALIFORNIA                      Square feet expiring (1)                   403,286 sf     420,502 sf
                                           Full service St-Line rent (2)             $ 7,876,792

     Minority Interest Adjustment (3)      Square feet expiring (1)                           sf             sf
                                           Full service St-Line rent (2)                     $ -

     Cornerstone Portfolio                 Square feet expiring (1) (3)               403,286 sf     420,502 sf
                                           Full service St-Line rent (2) (3)         $ 7,876,792
                                           Full service St-Line rent per sq. ft.         $ 19.53
                                           % Full service St-Lined rent                  100.00%
                                           No. of tenant leases expiring (4)                  54

                                           Asking market rent per sq. ft. (5)
                                           Operating Expenses per sq. ft. (6)

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------


                              Section IX - Page 5

                           CORNERSTONE PROPERTIES INC.
                            LEASE EXPIRATION SCHEDULE

The following table sets forth certain categories of information relating to lease expirations for all of the Properties owned as of September 30, 1999.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Q4
Region Name                             Category                                    1999       2000         2001        2002
-----------------------------------------------------------------------------------------------------------------------------------

LOS ANGELES, CALIFORNIA                 Square feet expiring (1)                 3,131 sf    52,383 sf    68,367 sf    18,385 sf
                                        Full service St-Line rent (2)            $ 86,534  $ 1,607,683  $ 1,804,019    $ 457,940

     Minority Interest Adjustment (3)   Square feet expiring (1)                       sf           sf           sf           sf
                                        Full service St-Line rent (2)                 $ -          $ -          $ -          $ -

     Cornerstone Portfolio              Square feet expiring (1) (3)             3,131 sf    52,383 sf    68,367 sf    18,385 sf
                                        Full service St-Line rent (2) (3)        $ 86,534  $ 1,607,683  $ 1,804,019    $ 457,940
                                        Full service St-Line rent per sq. ft.     $ 27.64      $ 30.69      $ 26.39      $ 24.91
                                        % Full service St-Lined rent                1.22%       22.67%       25.44%        6.46%
                                        No. of tenant leases expiring (4)               1            5            6            3

                                        Asking market rent per sq. ft. (5)         $27.16
                                        Operating Expenses per sq. ft. (6)          $9.46

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

NEW YORK CITY, NEW YORK                 Square feet expiring (1)                12,021 sf    26,517 sf   127,306 sf    48,569 sf
                                        Full service St-Line rent (2)           $ 557,340  $ 1,231,926  $ 7,219,637  $ 2,485,855

     Minority Interest Adjustment (3)   Square feet expiring (1)                       sf           sf           sf           sf
                                        Full service St-Line rent (2)                 $ -          $ -          $ -          $ -

     Cornerstone Portfolio              Square feet expiring (1) (3)            12,021 sf    26,517 sf   127,306 sf    48,569 sf
                                        Full service St-Line rent (2) (3)       $ 557,340  $ 1,231,926  $ 7,219,637  $ 2,485,855
                                        Full service St-Line rent per sq. ft.     $ 46.36      $ 46.46      $ 56.71      $ 51.18
                                        % Full service St-Lined rent                2.82%        6.22%       36.47%       12.56%
                                        No. of tenant leases expiring (4)               4            9           13           12

                                        Asking market rent per sq. ft. (5)         $57.75
                                        Operating Expenses per sq. ft. (6)         $22.44

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

CONEJO VALLEY (VENTURA), CALIFORNIA     Square feet expiring (1)                 2,793 sf    59,622 sf    14,300 sf    70,168 sf
                                        Full service St-Line rent (2)            $ 57,116  $ 1,407,770    $ 327,817  $ 1,569,494

     Minority Interest Adjustment (3)   Square feet expiring (1)                       sf           sf           sf           sf
                                        Full service St-Line rent (2)                 $ -          $ -          $ -          $ -

     Cornerstone Portfolio              Square feet expiring (1) (3)             2,793 sf    59,622 sf    14,300 sf    70,168 sf
                                        Full service St-Line rent (2) (3)        $ 57,116  $ 1,407,770    $ 327,817  $ 1,569,494
                                        Full service St-Line rent per sq. ft.     $ 20.45      $ 23.61      $ 22.92      $ 22.37
                                        % Full service St-Lined rent                1.16%       28.70%        6.68%       32.00%
                                        No. of tenant leases expiring (4)               1            5            2            3

                                        Asking market rent per sq. ft. (5)         $25.21
                                        Operating Expenses per sq. ft. (6)          $8.03

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------

Region Name                             Category                                  2003          2004        2005         2006
--------------------------------------------------------------------------------------------------------------------------------

LOS ANGELES, CALIFORNIA                 Square feet expiring (1)                 11,082 sf    34,025 sf         sf    11,834 sf
                                        Full service St-Line rent (2)            $ 318,317  $ 1,002,915        $ -    $ 407,092

     Minority Interest Adjustment (3)   Square feet expiring (1)                        sf           sf         sf           sf
                                        Full service St-Line rent (2)                  $ -          $ -        $ -          $ -

     Cornerstone Portfolio              Square feet expiring (1) (3)             11,082 sf    34,025 sf         sf    11,834 sf
                                        Full service St-Line rent (2) (3)        $ 318,317  $ 1,002,915        $ -    $ 407,092
                                        Full service St-Line rent per sq. ft.      $ 28.72      $ 29.48        $ -      $ 34.40
                                        % Full service St-Lined rent                 4.49%       14.14%      0.00%        5.74%
                                        No. of tenant leases expiring (4)                3            4          0            1

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

NEW YORK CITY, NEW YORK                 Square feet expiring (1)                 50,590 sf    41,213 sf  11,566 sf    27,074 sf
                                        Full service St-Line rent (2)          $ 2,165,719  $ 2,698,624  $ 644,303  $ 1,173,698

     Minority Interest Adjustment (3)   Square feet expiring (1)                        sf           sf         sf           sf
                                        Full service St-Line rent (2)                  $ -          $ -        $ -          $ -

     Cornerstone Portfolio              Square feet expiring (1) (3)             50,590 sf    41,213 sf  11,566 sf    27,074 sf
                                        Full service St-Line rent (2) (3)      $ 2,165,719  $ 2,698,624  $ 644,303  $ 1,173,698
                                        Full service St-Line rent per sq. ft.      $ 42.81      $ 65.48    $ 55.71      $ 43.35
                                        % Full service St-Lined rent                10.94%       13.63%      3.25%        5.93%
                                        No. of tenant leases expiring (4)                8            8          2            5

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

CONEJO VALLEY (VENTURA), CALIFORNIA     Square feet expiring (1)                 38,759 sf     6,305 sf  12,126 sf     9,111 sf
                                        Full service St-Line rent (2)            $ 923,870    $ 128,023  $ 269,825    $ 221,423

     Minority Interest Adjustment (3)   Square feet expiring (1)                        sf           sf         sf           sf
                                        Full service St-Line rent (2)                  $ -          $ -        $ -          $ -

     Cornerstone Portfolio              Square feet expiring (1) (3)             38,759 sf     6,305 sf  12,126 sf     9,111 sf
                                        Full service St-Line rent (2) (3)        $ 923,870    $ 128,023  $ 269,825    $ 221,423
                                        Full service St-Line rent per sq. ft.      $ 23.84      $ 20.30    $ 22.25      $ 24.30
                                        % Full service St-Lined rent                18.83%        2.61%      5.50%        4.51%
                                        No. of tenant leases expiring (4)                4            2          1            1

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                                                                               2009 and
Region Name                             Category                                   2007          2008           Beyond
--------------------------------------------------------------------------------------------------------------------------

LOS ANGELES, CALIFORNIA                 Square feet expiring (1)                 47,562 sf            sf       1,219 sf
                                        Full service St-Line rent (2)          $ 1,406,442           $ -            $ -

     Minority Interest Adjustment (3)   Square feet expiring (1)                        sf            sf             sf
                                        Full service St-Line rent (2)                  $ -           $ -            $ -

     Cornerstone Portfolio              Square feet expiring (1) (3)             47,562 sf            sf       1,219 sf
                                        Full service St-Line rent (2) (3)      $ 1,406,442           $ -            $ -
                                        Full service St-Line rent per sq. ft.      $ 29.57           $ -            $ -
                                        % Full service St-Lined rent                19.83%         0.00%          0.00%
                                        No. of tenant leases expiring (4)                1             0              1

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

NEW YORK CITY, NEW YORK                 Square feet expiring (1)                 32,929 sf            sf         207 sf
                                        Full service St-Line rent (2)          $ 1,620,918           $ -            $ -

     Minority Interest Adjustment (3)   Square feet expiring (1)                        sf            sf             sf
                                        Full service St-Line rent (2)                  $ -           $ -            $ -

     Cornerstone Portfolio              Square feet expiring (1) (3)             32,929 sf            sf         207 sf
                                        Full service St-Line rent (2) (3)      $ 1,620,918           $ -            $ -
                                        Full service St-Line rent per sq. ft.      $ 49.22           $ -            $ -
                                        % Full service St-Lined rent                 8.19%         0.00%          0.00%
                                        No. of tenant leases expiring (4)                2             0              1

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

CONEJO VALLEY (VENTURA), CALIFORNIA     Square feet expiring (1)                        sf            sf         245 sf
                                        Full service St-Line rent (2)                  $ -           $ -            $ -

     Minority Interest Adjustment (3)   Square feet expiring (1)                        sf            sf             sf
                                        Full service St-Line rent (2)                  $ -           $ -            $ -

     Cornerstone Portfolio              Square feet expiring (1) (3)                    sf            sf         245 sf
                                        Full service St-Line rent (2) (3)              $ -           $ -            $ -
                                        Full service St-Line rent per sq. ft.          $ -           $ -            $ -
                                        % Full service St-Lined rent                 0.00%         0.00%          0.00%
                                        No. of tenant leases expiring (4)                0             0              1

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------

Region Name                             Category                                          Total          NRA
-----------------------------------------------------------------------------------------------------------------

LOS ANGELES, CALIFORNIA                 Square feet expiring (1)                       247,988 sf    259,897 sf
                                        Full service St-Line rent (2)                 $ 7,090,942

     Minority Interest Adjustment (3)   Square feet expiring (1)                               sf            sf
                                        Full service St-Line rent (2)                         $ -

     Cornerstone Portfolio              Square feet expiring (1) (3)                   247,988 sf    259,897 sf
                                        Full service St-Line rent (2) (3)             $ 7,090,942
                                        Full service St-Line rent per sq. ft.             $ 28.59
                                        % Full service St-Lined rent                      100.00%
                                        No. of tenant leases expiring (4)                      25

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

NEW YORK CITY, NEW YORK                 Square feet expiring (1)                       377,992 sf    378,965 sf
                                        Full service St-Line rent (2)                $ 19,798,020

     Minority Interest Adjustment (3)   Square feet expiring (1)                               sf            sf
                                        Full service St-Line rent (2)                         $ -

     Cornerstone Portfolio              Square feet expiring (1) (3)                   377,992 sf    378,965 sf
                                        Full service St-Line rent (2) (3)            $ 19,798,020
                                        Full service St-Line rent per sq. ft.             $ 52.38
                                        % Full service St-Lined rent                      100.00%
                                        No. of tenant leases expiring (4)                      64

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

CONEJO VALLEY (VENTURA), CALIFORNIA     Square feet expiring (1)                       213,429 sf    234,255 sf
                                        Full service St-Line rent (2)                 $ 4,905,339

     Minority Interest Adjustment (3)   Square feet expiring (1)                               sf            sf
                                        Full service St-Line rent (2)                         $ -

     Cornerstone Portfolio              Square feet expiring (1) (3)                   213,429 sf    234,255 sf
                                        Full service St-Line rent (2) (3)             $ 4,905,339
                                        Full service St-Line rent per sq. ft.             $ 22.98
                                        % Full service St-Lined rent                      100.00%
                                        No. of tenant leases expiring (4)                      20

                                        Asking market rent per sq. ft. (5)
                                        Operating Expenses per sq. ft. (6)

---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------


                               Section IX - Page 6

                           CORNERSTONE PROPERTIES INC.
                            LEASE EXPIRATION SCHEDULE

The following table sets forth certain categories of information relating to lease expirations for all of the Properties owned as of September 30, 1999.



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Q4
Region Name                            Category                                    1999        2000           2001         2002
-----------------------------------------------------------------------------------------------------------------------------------

OTHER REGIONS                          Square feet expiring (1)                12,017 sf      9,900 sf      68,655 sf      9,811 sf
                                       Full service St-Line rent (2)           $ 232,834     $ 185,026    $ 1,409,083     $ 199,607

     Minority Interest Adjustment (3)  Square feet expiring (1)                       sf            sf             sf            sf
                                       Full service St-Line rent (2)                 $ -           $ -            $ -           $ -

     Cornerstone Portfolio             Square feet expiring (1) (3)            12,017 sf      9,900 sf      68,655 sf      9,811 sf
                                       Full service St-Line rent (2) (3)       $ 232,834     $ 185,026    $ 1,409,083     $ 199,607
                                       Full service St-Line rent per sq. ft.     $ 19.38       $ 18.69        $ 20.52       $ 20.35
                                       % Full service St-Lined rent                7.14%         5.67%         43.21%         6.12%
                                       No. of tenant leases expiring (4)               3             6              8             4

                                       Asking market rent per sq. ft. (5)         $19.22
                                       Operating Expenses per sq. ft. (6)          $7.37

-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------

Region Name                            Category                                  2003           2004           2005         2006
-----------------------------------------------------------------------------------------------------------------------------------

OTHER REGIONS                          Square feet expiring (1)                 32,569 sf      2,997 sf     12,892 sf           sf
                                       Full service St-Line rent (2)            $ 647,607      $ 61,846     $ 293,862          $ -

     Minority Interest Adjustment (3)  Square feet expiring (1)                        sf            sf            sf           sf
                                       Full service St-Line rent (2)                  $ -           $ -           $ -          $ -

     Cornerstone Portfolio             Square feet expiring (1) (3)             32,569 sf      2,997 sf     12,892 sf           sf
                                       Full service St-Line rent (2) (3)        $ 647,607      $ 61,846     $ 293,862          $ -
                                       Full service St-Line rent per sq. ft.      $ 19.88       $ 20.64       $ 22.79          $ -
                                       % Full service St-Lined rent                19.86%         1.90%         9.01%        0.00%
                                       No. of tenant leases expiring (4)                5             1             2            0

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

-----------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                                                                           2009 and
Region Name                            Category                                    2007        2008         Beyond        Total
---------------------------------------------------------------------------------------------------------------------------------

OTHER REGIONS                          Square feet expiring (1)                  11,501 sf          sf     3,969 sf    164,311 sf
                                       Full service St-Line rent (2)             $ 230,905         $ -          $ -   $ 3,260,770

     Minority Interest Adjustment (3)  Square feet expiring (1)                         sf          sf           sf            sf
                                       Full service St-Line rent (2)                   $ -         $ -          $ -           $ -

     Cornerstone Portfolio             Square feet expiring (1) (3)              11,501 sf          sf     3,969 sf    164,311 sf
                                       Full service St-Line rent (2) (3)         $ 230,905         $ -          $ -   $ 3,260,770
                                       Full service St-Line rent per sq. ft.       $ 20.08         $ -          $ -       $ 19.85
                                       % Full service St-Lined rent                  7.08%       0.00%        0.00%       100.00%
                                       No. of tenant leases expiring (4)                 1           0            2            32

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

---------------------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------

Region Name                            Category                                        NRA
---------------------------------------------------------------------------------------------

OTHER REGIONS                          Square feet expiring (1)                    209,579 sf
                                       Full service St-Line rent (2)

     Minority Interest Adjustment (3)  Square feet expiring (1)                            sf
                                       Full service St-Line rent (2)

     Cornerstone Portfolio             Square feet expiring (1) (3)                209,579 sf
                                       Full service St-Line rent (2) (3)
                                       Full service St-Line rent per sq. ft.
                                       % Full service St-Lined rent
                                       No. of tenant leases expiring (4)

                                       Asking market rent per sq. ft. (5)
                                       Operating Expenses per sq. ft. (6)

---------------------------------------------------------------------------------------------




                               Section IX - Page 7

                           Cornerstone Properties Inc.
                            Lease Expiration Schedule
                                    Footnotes

----------------------------

(1)   The total square footage expiring in any particular year.

(2) Full Service Straight-line rent is the annual average of all lease payments required to be made through the term of the lease as required under Generally Accepted Accounting Principles plus the annualized recovery of operating expenses.

(3) Full Service Straight-line rent and square feet expiring include an adjustment for the interest of a joint venture or minority partner. Calculations are based on the partners' 1999 percentage participation in the cash flows of the property.

(4)   The number of tenant leases expiring in each year.

(5) Asking market rent is the average initially quoted rent to prospective tenants in each building. All market rents shown are on full service basis.

(6) Operating Expenses are the projected recoverable expenses quoted to prospective tenants in each building.

(7) The rentable area associated with the Pruneyard Inn (94,500 sf) is not included in the portfolio NRA.

                           Cornerstone Properties Inc.



                           Supplemental Information to

                           Quarterly Earnings Release



                            Tenant Retention Schedule

                           CORNERSTONE PROPERTIES INC.
                            TENANT RETENTION SCHEDULE
                            AS OF SEPTEMBER 30, 1999

--------------------------------------------------------------------------------

The attached table sets forth the Company's tenant retention on expiring leases since January 1, 1995. The analysis is based upon the percentage of expiring leases in the applicable building with a tenant or subtenant being retained in the expiring space, or an existing tenant expanding into the expiring space. A tenant's lease is added to the retention schedule at the time a lease extension is signed with the tenant, or the tenant notifies the Company of an option being exercised.

----------------------------------------------------------------------------------------------------------

                                                        1995                              1996
                                         --------------------------------  -------------------------------
                                            SQ FT       SQ FT                 SQ FT       SQ FT
REGION                                    RETAINED     EXPIRED    RET %     RETAINED     EXPIRED   RET %
---------------------------------------  --------------------------------  -------------------------------

Boston, Massachusetts                              -           -      --        95,816      96,658    99%

San Mateo County, California                       -           -      --             -           -     --

East Bay, California                               -           -      --             -           -     --

Atlanta, Georgia                                   -           -      --             -           -     --

Seattle, Washington                           29,547      44,742     66%        86,956     106,250    82%

Santa Clara County, California                     -           -      --             -           -     --

Denver, Colorado                              64,627      71,364     91%        43,601      72,903    60%

San Francisco, California                          -           -      --             -           -     --

Minneapolis, Minnesota                        22,762      23,792     96%         4,336       9,777    44%

Washington, D.C./Alexandria, Virginia              -           -      --             -           -     --

Suburban Chicago, Illinois                         -           -      --             -           -     --

Santa Monica/West Los Angeles, CA                  -           -      --             -           -     --

Orange County, California                          -           -      --             -           -     --

San Diego, California                              -           -      --             -           -     --

Los Angeles, California                            -           -      --             -           -     --

New York City, New York                            -           -      --        46,003      53,762    86%

Conejo Valley (Ventura), California                -           -      --             -           -     --

Other Regions                                      -           -      --             -           -     --

                                         --------------------------------  -------------------------------
         (1)TOTAL PORTFOLIO                  116,936     139,898     84%       276,712     339,350    82%


---------------------------------------------------------------------------------------------------------------

                                                       1997                                  1998
                                         -------------------------------  -------------------------------------
                                           SQ FT       SQ FT                  SQ FT          SQ FT
REGION                                    RETAINED    EXPIRED    RET %       RETAINED       EXPIRED     RET %
---------------------------------------  -------------------------------  -------------------------------------

Boston, Massachusetts                        41,252      65,223     63%          482,864       523,936     92%

San Mateo County, California                      -           -      --            1,730         9,757     18%

East Bay, California                              -           -      --                -        17,601      0%

Atlanta, Georgia                             10,672      21,725     49%           65,397       177,393     37%

Seattle, Washington                         182,194     207,738     88%          394,746       417,094     95%

Santa Clara County, California                    -           -      --                -             -      --

Denver, Colorado                            266,021     313,612     85%           78,144       106,249     74%

San Francisco, California                         -           -      --                -           311      0%

Minneapolis, Minnesota                      205,749     234,260     88%          101,382       114,447     89%

Washington, D.C./Alexandria, Virginia             -       8,889      0%          128,611       169,699     76%

Suburban Chicago, Illinois                   35,320      42,099     84%           75,006       178,898     42%

Santa Monica/West Los Angeles, CA                 -           -      --           15,975        18,897     85%

Orange County, California                         -           -      --            1,149        12,801      9%

San Diego, California                             -           -      --                -             -      --

Los Angeles, California                           -           -      --                -             -      --

New York City, New York                      43,007      71,266     60%           37,448        52,025     72%

Conejo Valley (Ventura), California               -           -      --                -             -      --

Other Regions                                     -           -      --           12,343        25,870     48%

                                         -------------------------------  -------------------------------------
         (1)TOTAL PORTFOLIO                 784,215     964,812     81%        1,394,795     1,824,978     76%


-----------------------------------------------------------------------------------------------------------------------

                                                         1999 YTD                                TOTAL
                                           -------------------------------------  -------------------------------------
                                               SQ FT          SQ FT                   SQ FT          SQ FT
REGION                                        RETAINED       EXPIRED     RET %       RETAINED       EXPIRED     RET %
---------------------------------------    -------------------------------------  -------------------------------------

Boston, Massachusetts                              71,471        71,471    100%          691,403       757,288     91%

San Mateo County, California                      165,061       305,690     54%          166,791       315,447     53%

East Bay, California                              131,713       143,231     92%          131,713       160,832     82%

Atlanta, Georgia                                   30,105        45,370     66%          106,174       244,488     43%

Seattle, Washington                                97,469       124,584     78%          790,912       900,408     88%

Santa Clara County, California                     57,885       158,425     37%           57,885       158,425     37%

Denver, Colorado                                   22,959        26,201     88%          475,352       590,329     81%

San Francisco, California                         195,881       232,295     84%          195,881       232,606     84%

Minneapolis, Minnesota                             42,476        61,832     69%          376,705       444,108     85%

Washington, D.C./Alexandria, Virginia               9,179        47,581     19%          137,790       226,169     61%

Suburban Chicago, Illinois                        264,218       315,446     84%          374,544       536,443     70%

Santa Monica/West Los Angeles, CA                 113,652       143,694     79%          129,627       162,591     80%

Orange County, California                          23,090        50,107     46%           24,239        62,908     39%

San Diego, California                              23,091        42,665     54%           23,091        42,665     54%

Los Angeles, California                             1,152         1,152    100%            1,152         1,152    100%

New York City, New York                            23,341        27,289     86%          149,799       204,342     73%

Conejo Valley (Ventura), California                22,688        25,090     90%           22,688        25,090     90%

Other Regions                                       9,245        41,759     22%           21,588        67,629     32%

                                           -------------------------------------  -------------------------------------
         (1)TOTAL PORTFOLIO                     1,304,676     1,863,882     70%        3,877,334     5,132,920     76%



      (1)   Historical retention has been restated to reflect assets sold.

                           CORNERSTONE PROPERTIES INC.



                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE



                     LEASING COSTS AND CAPITAL EXPENDITURES

                       CORNERSTONE PROPERTIES INC.
                    NON-REVENUE GENERATING CAPITAL
                          (RECURRING CAPITAL)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       TOTAL /
   REGION                                      1999 YTD          1998         1997           1996         1995         AVERAGE
   ------------------------------------      ------------------------------------------------------------------------------------

(1) PORTFOLIO TOTAL
        (2)Weighted Average Square
               Footage Owned                 14,044,218 sf  10,447,209 sf  5,010,965 sf  3,832,635 sf  3,290,776 sf  7,325,161 sf
           Capital Expenditures                $ 2,371,445    $ 1,666,598     $ 472,917     $ 518,632           $ -   $ 1,005,918
           Minority Interest Adjustment            $ 3,804            $ -       $ 2,195           $ -           $ -       $ 1,200
                                             -------------------------------------------------------------------------------------
           Total Cornerstone Share             $ 2,367,641    $ 1,666,598     $ 470,722     $ 518,632           $ -   $ 1,004,719
           Total Per Square Foot                    $ 0.17         $ 0.16        $ 0.09        $ 0.14           $ -        $ 0.14

        (2)Total Square Feet Leased           1,732,437 sf   1,709,621 sf    949,676 sf    376,197 sf    154,819 sf  4,922,750 sf
           Total Tenant Lease Costs           $ 18,414,091   $ 15,357,026   $ 6,973,538   $ 4,344,926     $ 576,381  $ 45,665,962
           Minority Interest Adjustment          $ 651,799            $ -           $ -           $ -           $ -     $ 130,360
                                             -------------------------------------------------------------------------------------
           Total Cornerstone Share            $ 17,762,292   $ 15,357,026   $ 6,973,538   $ 4,344,926     $ 576,381  $ 45,535,602
           Total Per Square Foot                   $ 10.25         $ 8.98        $ 7.34       $ 11.55        $ 3.72        $ 9.25



(1) Historical leasing and capital costs have been restated to reflect asset sales.

(2) Square Footage Owned and Leased have been adjusted for minority interest partners.
--------------------------------------------------------------------------------

The following table shows Historical Non-Incremental Revenue Generating Leasing Costs, which are the leasing costs (tenant improvements and leasing commissions), in total and on a per square foot basis, to re-lease expiring leases or renew or extend existing leases. The Company believes that its ability to renew and extend existing tenants at a high percentage has substantially reduced its overall leasing costs on a per square foot basis. Additionally, the table shows Historical Non-Incremental Revenue Generating Capital
Expenditures, which are Capital Expenditures expanded to maintain a property in a Class A manner and do not give rise to additional earnings capacity, but rather allow the property to maintain its competitive position within its market. The Company believes that its focus on continuing high level of maintenance of its assets has greatly reduced the amount of Capital
Expenditures required at its buildings.
--------------------------------------------------------------------------------


BOSTON, MASSACHUSETTS
     Weighted Average Square Footage Owned    2,078,518 sf  2,666,317 sf    672,069 sf     463,691 sf     77,494 sf   1,191,618 sf
     Capital Expenditures                         $ 78,658     $ 476,741      $ 53,185      $ 518,632           $ -      $ 225,443
     Minority Interest Adjustment                    $ 638           $ -           $ -            $ -           $ -          $ 128
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 78,020     $ 476,741      $ 53,185      $ 518,632           $ -      $ 225,316
     Total Per Square Foot                          $ 0.04        $ 0.18        $ 0.08         $ 1.12           $ -         $ 0.19

     Total Square Feet Leased                    90,767 sf    506,584 sf     68,110 sf     117,794 sf            sf     783,255 sf
     Total Tenant Lease Costs                  $ 1,255,295   $ 6,935,065   $ 1,349,047    $ 2,158,339           $ -   $ 11,697,746
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                   $ 1,255,295   $ 6,935,065   $ 1,349,047    $ 2,158,339           $ -   $ 11,697,746
     Total Per Square Foot                         $ 13.83       $ 13.69       $ 19.81        $ 18.32           $ -        $ 14.93


SAN MATEO COUNTY, CALIFORNIA
     Weighted Average Square Footage Owned    1,592,669 sf     95,295 sf            sf             sf            sf     337,593 sf
     Capital Expenditures                        $ 850,899      $ 81,080           $ -            $ -           $ -      $ 186,396
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                     $ 850,899      $ 81,080           $ -            $ -           $ -      $ 186,396
     Total Per Square Foot                          $ 0.53        $ 0.85           $ -            $ -           $ -         $ 0.55

     Total Square Feet Leased                   278,883 sf      1,730 sf            sf             sf            sf     280,613 sf
     Total Tenant Lease Costs                  $ 2,849,951           $ -           $ -            $ -           $ -    $ 2,849,951
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                   $ 2,849,951           $ -           $ -            $ -           $ -    $ 2,849,951
     Total Per Square Foot                         $ 10.22           $ -           $ -            $ -           $ -        $ 10.16


EAST BAY, CALIFORNIA
     Weighted Average Square Footage Owned    1,197,709 sf     73,386 sf            sf             sf            sf     254,219 sf
     Capital Expenditures                        $ 145,269      $ 13,500           $ -            $ -           $ -       $ 31,754
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                     $ 145,269      $ 13,500           $ -            $ -           $ -       $ 31,754
     Total Per Square Foot                          $ 0.12        $ 0.18           $ -            $ -           $ -         $ 0.12

     Total Square Feet Leased                   154,381 sf            sf            sf             sf            sf     154,381 sf
     Total Tenant Lease Costs                  $ 1,152,507           $ -           $ -            $ -           $ -    $ 1,152,507
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                   $ 1,152,507           $ -           $ -            $ -           $ -    $ 1,152,507
     Total Per Square Foot                          $ 7.47           $ -           $ -            $ -           $ -         $ 7.47



                              Section XI - Page 1

            CORNERSTONE PROPERTIES INC.
           NON-REVENUE GENERATING CAPITAL
                (RECURRING CAPITAL)

-----------------------------------------------------------------------------------------------------------------------------------
REGION                                        1999 YTD       1998          1997             1996              1995    TOTAL/AVERAGE
-----------------------------------------------------------------------------------------------------------------------------------
ATLANTA, GEORGIA
     Weighted Average Square Footage Owned    1,232,603 sf  1,647,986 sf    297,992 sf             sf            sf     635,716 sf
     Capital Expenditures                              $ -           $ -           $ -            $ -           $ -            $ -
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                           $ -           $ -           $ -            $ -           $ -            $ -
     Total Per Square Foot                             $ -           $ -           $ -            $ -           $ -            $ -

     Total Square Feet Leased                    52,028 sf    170,672 sf     13,269 sf             sf            sf     235,969 sf
     Total Tenant Lease Costs                  $ 1,403,980   $ 1,280,053     $ 269,265            $ -           $ -    $ 2,953,298
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                   $ 1,403,980   $ 1,280,053     $ 269,265            $ -           $ -    $ 2,953,298
     Total Per Square Foot                         $ 26.99        $ 7.50       $ 20.29            $ -           $ -        $ 12.52


SEATTLE, WASHINGTON
     Weighted Average Square Footage Owned    1,099,286 sf  1,168,321 sf  1,154,560 sf   1,154,560 sf  1,154,560 sf   1,146,257 sf
     Capital Expenditures                         $ (8,611)     $ 59,337      $ 21,922            $ -           $ -       $ 14,530
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ (8,611)     $ 59,337      $ 21,922            $ -           $ -       $ 14,530
     Total Per Square Foot                         $ (0.01)       $ 0.05        $ 0.02            $ -           $ -         $ 0.01

     Total Square Feet Leased                   114,797 sf    432,547 sf    208,875 sf     124,474 sf     53,894 sf     934,587 sf
     Total Tenant Lease Costs                    $ 615,051   $ 2,177,172   $ 1,204,606      $ 793,361     $ 290,971    $ 5,081,161
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                     $ 615,051   $ 2,177,172   $ 1,204,606      $ 793,361     $ 290,971    $ 5,081,161
     Total Per Square Foot                          $ 5.36        $ 5.03        $ 5.77         $ 6.37        $ 5.40         $ 5.44


SANTA CLARA COUNTY, CALIFORNIA
     Weighted Average Square Footage Owned      950,104 sf     56,510 sf            sf             sf            sf     201,323 sf
     Capital Expenditures                        $ 627,455      $ 36,389           $ -            $ -           $ -      $ 132,769
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                     $ 627,455      $ 36,389           $ -            $ -           $ -      $ 132,769
     Total Per Square Foot                          $ 0.66        $ 0.64           $ -            $ -           $ -         $ 0.66

     Total Square Feet Leased                   130,044 sf            sf            sf             sf            sf     130,044 sf
     Total Tenant Lease Costs                  $ 1,038,520           $ -           $ -            $ -           $ -    $ 1,038,520
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                   $ 1,038,520           $ -           $ -            $ -           $ -    $ 1,038,520
     Total Per Square Foot                          $ 7.99           $ -           $ -            $ -           $ -         $ 7.99


DENVER, COLORADO
     Weighted Average Square Footage Owned      888,448 sf  1,187,752 sf  1,187,752 sf   1,187,752 sf  1,187,752 sf   1,127,891 sf
     Capital Expenditures                              $ -           $ -     $ 102,000            $ -           $ -       $ 20,400
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                           $ -           $ -     $ 102,000            $ -           $ -       $ 20,400
     Total Per Square Foot                             $ -           $ -        $ 0.09            $ -           $ -         $ 0.02

     Total Square Feet Leased                    29,609 sf     85,110 sf    308,697 sf      81,445 sf     75,939 sf     580,800 sf
     Total Tenant Lease Costs                     $ 58,804     $ 201,233   $ 1,823,664    $ 1,009,006     $ 141,135    $ 3,233,842
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 58,804     $ 201,233   $ 1,823,664    $ 1,009,006     $ 141,135    $ 3,233,842
     Total Per Square Foot                          $ 1.99        $ 2.36        $ 5.91        $ 12.39        $ 1.86         $ 5.57


SAN FRANCISCO, CALIFORNIA
     Weighted Average Square Footage Owned      597,315 sf    163,815 sf            sf             sf            sf     152,226 sf
     Capital Expenditures                         $ 90,315      $ 12,773           $ -            $ -           $ -       $ 20,618
     Minority Interest Adjustment                  $ 3,166           $ -           $ -            $ -           $ -          $ 633
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 87,149      $ 12,773           $ -            $ -           $ -       $ 19,984
     Total Per Square Foot                          $ 0.15        $ 0.08           $ -            $ -           $ -         $ 0.13

     Total Square Feet Leased                   186,338 sf            sf            sf             sf            sf     186,338 sf
     Total Tenant Lease Costs                  $ 3,101,452           $ -           $ -            $ -           $ -    $ 3,101,452
     Minority Interest Adjustment                $ 532,438           $ -           $ -            $ -           $ -      $ 532,438
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                   $ 2,569,014           $ -           $ -            $ -           $ -    $ 2,569,014
     Total Per Square Foot                         $ 13.79           $ -           $ -            $ -           $ -        $ 13.79



                              Section XI - Page 2

          CORNERSTONE PROPERTIES INC.
           NON-REVENUE GENERATING CAPITAL
                (RECURRING CAPITAL)

-----------------------------------------------------------------------------------------------------------------------------------
REGION                                        1999 YTD       1998          1997             1996              1995    TOTAL/AVERAGE
-----------------------------------------------------------------------------------------------------------------------------------
MINNEAPOLIS, MINNESOTA
     Weighted Average Square Footage Owned      645,559 sf    870,970 sf    870,970 sf     870,970 sf    870,970 sf     825,888 sf
     Capital Expenditures                              $ -           $ -      $ 10,974            $ -           $ -        $ 2,195
     Minority Interest Adjustment                      $ -           $ -       $ 2,195            $ -           $ -          $ 439
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                           $ -           $ -       $ 8,779            $ -           $ -        $ 1,756
     Total Per Square Foot                             $ -           $ -        $ 0.01            $ -           $ -         $ 0.00

     Total Square Feet Leased                    47,759 sf    125,966 sf    212,795 sf       6,629 sf     24,986 sf     418,135 sf
     Total Tenant Lease Costs                    $ 524,432     $ 513,054     $ 569,103       $ 42,237     $ 144,275    $ 1,793,101
     Minority Interest Adjustment                $ 119,361           $ -           $ -            $ -           $ -      $ 119,361
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                     $ 405,071     $ 513,054     $ 569,103       $ 42,237     $ 144,275    $ 1,673,740
     Total Per Square Foot                          $ 8.48        $ 4.07        $ 2.67         $ 6.37        $ 5.77         $ 4.00


WASHINGTON, D.C. / ALEXANDRIA, VIRGINIA
     Weighted Average Square Footage Owned      743,017 sf    989,999 sf    177,548 sf             sf            sf     382,113 sf
     Capital Expenditures                              $ -      $ 75,218           $ -            $ -           $ -       $ 15,044
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                           $ -      $ 75,218           $ -            $ -           $ -       $ 15,044
     Total Per Square Foot                             $ -        $ 0.08           $ -            $ -           $ -         $ 0.04

     Total Square Feet Leased                    59,383 sf    151,775 sf            sf             sf            sf     211,158 sf
     Total Tenant Lease Costs                  $ 1,773,003   $ 3,291,744           $ -            $ -           $ -    $ 5,064,747
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                   $ 1,773,003   $ 3,291,744           $ -            $ -           $ -    $ 5,064,747
     Total Per Square Foot                         $ 29.86       $ 21.69           $ -            $ -           $ -        $ 23.99


SUBURBAN CHICAGO, ILLINOIS
     Weighted Average Square Footage Owned      730,054 sf    923,873 sf    297,067 sf      43,136 sf            sf     398,826 sf
     Capital Expenditures                         $ 48,044     $ (61,733     $ 154,646            $ -           $ -       $ 28,191
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 48,044     $ (61,733     $ 154,646            $ -           $ -       $ 28,191
     Total Per Square Foot                          $ 0.07       $ (0.07        $ 0.52            $ -           $ -         $ 0.07

     Total Square Feet Leased                   319,510 sf    149,705 sf     42,826 sf       3,652 sf            sf     515,693 sf
     Total Tenant Lease Costs                  $ 2,929,800     $ 447,825     $ 287,758        $ 2,859           $ -    $ 3,668,242
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                   $ 2,929,800     $ 447,825     $ 287,758        $ 2,859           $ -    $ 3,668,242
     Total Per Square Foot                          $ 9.17        $ 2.99        $ 6.72         $ 0.78           $ -         $ 7.11


SANTA MONICA/WEST LOS ANGELES, CALIFORNIA
     Weighted Average Square Footage Owned      633,501 sf    137,348 sf            sf             sf            sf     154,170 sf
     Capital Expenditures                         $ 47,015     $ 293,641           $ -            $ -           $ -       $ 68,131
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 47,015     $ 293,641           $ -            $ -           $ -       $ 68,131
     Total Per Square Foot                          $ 0.07        $ 2.14           $ -            $ -           $ -         $ 0.44

     Total Square Feet Leased                   136,776 sf     19,106 sf            sf             sf            sf     155,882 sf
     Total Tenant Lease Costs                    $ 898,691     $ 111,078           $ -            $ -           $ -    $ 1,009,769
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                     $ 898,691     $ 111,078           $ -            $ -           $ -    $ 1,009,769
     Total Per Square Foot                          $ 6.57        $ 5.81           $ -            $ -           $ -         $ 6.48


ORANGE COUNTY, CALIFORNIA
     Weighted Average Square Footage Owned      531,127 sf     31,096 sf            sf             sf            sf     112,445 sf
     Capital Expenditures                         $ 93,853         $ 897           $ -            $ -           $ -       $ 18,950
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 93,853         $ 897           $ -            $ -           $ -       $ 18,950
     Total Per Square Foot                          $ 0.18        $ 0.03           $ -            $ -           $ -         $ 0.17

     Total Square Feet Leased                    32,856 sf      1,149 sf            sf             sf            sf      34,005 sf
     Total Tenant Lease Costs                     $ 94,215       $ 9,192           $ -            $ -           $ -      $ 103,407
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 94,215       $ 9,192           $ -            $ -           $ -      $ 103,407
     Total Per Square Foot                          $ 2.87        $ 8.00           $ -            $ -           $ -         $ 3.04


                              Section XI - Page 3

            CORNERSTONE PROPERTIES INC.
           NON-REVENUE GENERATING CAPITAL
                (RECURRING CAPITAL)

-----------------------------------------------------------------------------------------------------------------------------------
REGION                                        1999 YTD       1998          1997             1996              1995    TOTAL/AVERAGE
-----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO, CALIFORNIA
     Weighted Average Square Footage Owned      314,512 sf     18,450 sf            sf             sf            sf      66,592 sf
     Capital Expenditures                         $ 21,046      $ 20,145           $ -            $ -           $ -        $ 8,238
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 21,046      $ 20,145           $ -            $ -           $ -        $ 8,238
     Total Per Square Foot                          $ 0.07        $ 1.09           $ -            $ -           $ -         $ 0.12

     Total Square Feet Leased                    28,941 sf        991 sf            sf             sf            sf      29,932 sf
     Total Tenant Lease Costs                    $ 152,714           $ -           $ -            $ -           $ -      $ 152,714
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                     $ 152,714           $ -           $ -            $ -           $ -      $ 152,714
     Total Per Square Foot                          $ 5.28           $ -           $ -            $ -           $ -         $ 5.10


LOS ANGELES, CALIFORNIA
     Weighted Average Square Footage Owned      194,389 sf     17,689 sf            sf             sf            sf      42,416 sf
     Capital Expenditures                          $ 7,960           $ -           $ -            $ -           $ -        $ 1,592
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                       $ 7,960           $ -           $ -            $ -           $ -        $ 1,592
     Total Per Square Foot                          $ 0.04           $ -           $ -            $ -           $ -         $ 0.04

     Total Square Feet Leased                     1,152 sf      2,917 sf            sf             sf            sf       4,069 sf
     Total Tenant Lease Costs                          $ -           $ -           $ -            $ -           $ -            $ -
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                           $ -           $ -           $ -            $ -           $ -            $ -
     Total Per Square Foot                             $ -           $ -           $ -            $ -           $ -            $ -


NEW YORK CITY, NEW YORK
     Weighted Average Square Footage Owned      283,445 sf    378,965 sf    353,007 sf     112,526 sf            sf     225,589 sf
     Capital Expenditures                        $ 267,810     $ 658,610     $ 130,190            $ -           $ -      $ 211,322
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                     $ 267,810     $ 658,610     $ 130,190            $ -           $ -      $ 211,322
     Total Per Square Foot                          $ 0.94        $ 1.74        $ 0.37            $ -           $ -         $ 0.94

     Total Square Feet Leased                    41,190 sf     49,026 sf     95,104 sf      42,203 sf            sf     227,523 sf
     Total Tenant Lease Costs                    $ 511,971     $ 390,610   $ 1,470,095      $ 339,124           $ -    $ 2,711,800
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                     $ 511,971     $ 390,610   $ 1,470,095      $ 339,124           $ -    $ 2,711,800
     Total Per Square Foot                         $ 12.43        $ 7.97       $ 15.46         $ 8.04           $ -        $ 11.92


CONEJO VALLEY (VENTURA), CALIFORNIA
     Weighted Average Square Footage Owned      175,210 sf     10,269 sf            sf             sf            sf      37,096 sf
     Capital Expenditures                         $ 22,682           $ -           $ -            $ -           $ -        $ 4,536
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 22,682           $ -           $ -            $ -           $ -        $ 4,536
     Total Per Square Foot                          $ 0.13           $ -           $ -            $ -           $ -         $ 0.12

     Total Square Feet Leased                    18,778 sf            sf            sf             sf            sf      18,778 sf
     Total Tenant Lease Costs                     $ 53,707           $ -           $ -            $ -           $ -       $ 53,707
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 53,707           $ -           $ -            $ -           $ -       $ 53,707
     Total Per Square Foot                          $ 2.86           $ -           $ -            $ -           $ -         $ 2.86


OTHER REGIONS
     Weighted Average Square Footage Owned      156,754 sf      9,168 sf            sf             sf            sf      33,184 sf
     Capital Expenditures                         $ 79,050           $ -           $ -            $ -           $ -       $ 15,810
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 79,050           $ -           $ -            $ -           $ -       $ 15,810
     Total Per Square Foot                          $ 0.50           $ -           $ -            $ -           $ -         $ 0.48

     Total Square Feet Leased                     9,245 sf     12,343 sf            sf             sf            sf      21,588 sf
     Total Tenant Lease Costs                          $ -           $ -           $ -            $ -           $ -            $ -
     Minority Interest Adjustment                      $ -           $ -           $ -            $ -           $ -            $ -
                                              -------------------------------------------------------------------------------------
     Total Cornerstone Share                           $ -           $ -           $ -            $ -           $ -            $ -
     Total Per Square Foot                             $ -           $ -           $ -            $ -           $ -            $ -

-----------------------------------------------------------------------------------------------------------------------------------


                              Section XI - Page 4

                           CORNERSTONE PROPERTIES INC.
                           REVENUE GENERATING CAPITAL
                             (NON-RECURRING CAPITAL)

-----------------------------------------------------------------------------------------------------------------------------------
REGION                                        1999 YTD       1998          1997          1996           1995      TOTAL/AVERAGE
-----------------------------------------------------------------------------------------------------------------------------------
(1) PORTFOLIO TOTAL
    (2) Weighted Average Square
          Footage Owned                   14,044,218 sf  10,447,209 sf  5,010,965 sf  3,832,635 sf  3,290,776 sf  7,325,161 sf
        Capital Expenditures                $ 2,119,850    $ 1,108,502     $ 367,262      $ 25,500     $ 135,194     $ 751,262
        Minority Interest Adjustment          $ 197,524        $ 8,490           $ -           $ -           $ -      $ 41,203
                                          -------------------------------------------------------------------------------------
        Total Cornerstone Share             $ 1,922,326    $ 1,100,012     $ 367,262      $ 25,500     $ 135,194     $ 710,059
        Total Per Square Foot                    $ 0.14         $ 0.11        $ 0.07        $ 0.01        $ 0.04        $ 0.10

    (2) Total Square Feet Leased             438,205 sf     168,314 sf     83,682 sf    188,709 sf            sf    878,910 sf
        Total Tenant Lease Costs            $ 9,463,554    $ 4,288,025     $ 690,658   $ 1,196,934           $ -  $ 15,639,171
        Minority Interest Adjustment           $ 97,932            $ -           $ -           $ -           $ -      $ 19,586
                                          -------------------------------------------------------------------------------------
        Total Cornerstone Share             $ 9,365,622    $ 4,288,025     $ 690,658   $ 1,196,934           $ -  $ 15,619,585
        Total Per Square Foot                   $ 21.37        $ 25.48        $ 8.25        $ 6.34           $ -       $ 17.77


(1) Historical leasing and capital costs have been restated to reflect asset sales.

(2) Square Footage Owned and Leased have been adjusted for minority interest partners.

--------------------------------------------------------------------------------

The following table shows Historical Incremental Revenue Generating Leasing Costs, which are the leasing costs (tenant improvements and leasing commissions) required to lease (i) first generation space on development properties and (ii) space which was vacant at the time of the acquisition of a property which will increase the overall return on the property. Additionally, the table shows Historical Incremental Revenue Generating Capital Expenditures, which are Capital Expenditures expended to increase the profitability of the building either through the generation of higher earnings capability, or by improving building system efficiency, thus producing lower operating expenses prospectively.

--------------------------------------------------------------------------------


BOSTON, MASSACHUSETTS
     Weighted Average Square Footage Owned     2,078,518 sf   2,666,317 sf     672,069 sf     463,691 sf   77,494 sf  1,191,618 sf
     Capital Expenditures                         $ 108,908        $ 4,238            $ -            $ -         $ -      $ 22,629
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 108,908        $ 4,238            $ -            $ -         $ -      $ 22,629
     Total Per Square Foot                           $ 0.05         $ 0.00            $ -            $ -         $ -        $ 0.02

     Total Square Feet Leased                      1,404 sf             sf             sf      33,136 sf          sf     34,540 sf
     Total Tenant Lease Costs                      $ 14,040            $ -            $ -      $ 369,727         $ -     $ 383,767
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                       $ 14,040            $ -            $ -      $ 369,727         $ -     $ 383,767
     Total Per Square Foot                          $ 10.00            $ -            $ -        $ 11.16         $ -       $ 11.11


SAN MATEO COUNTY, CALIFORNIA
     Weighted Average Square Footage Owned     1,592,669 sf      95,295 sf             sf             sf          sf    337,593 sf
     Capital Expenditures                         $ 106,520        $ 4,053            $ -            $ -         $ -      $ 22,115
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 106,520        $ 4,053            $ -            $ -         $ -      $ 22,115
     Total Per Square Foot                           $ 0.07         $ 0.04            $ -            $ -         $ -        $ 0.07

     Total Square Feet Leased                    198,847 sf       3,752 sf             sf             sf          sf    202,599 sf
     Total Tenant Lease Costs                   $ 4,438,713       $ 29,116            $ -            $ -         $ -   $ 4,467,829
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                    $ 4,438,713       $ 29,116            $ -            $ -         $ -   $ 4,467,829
     Total Per Square Foot                          $ 22.32         $ 7.76            $ -            $ -         $ -       $ 22.05


EAST BAY, CALIFORNIA
     Weighted Average Square Footage Owned     1,197,709 sf      73,386 sf             sf             sf          sf    254,219 sf
     Capital Expenditures                         $ 389,045       $ 31,633            $ -            $ -         $ -      $ 84,136
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 389,045       $ 31,633            $ -            $ -         $ -      $ 84,136
     Total Per Square Foot                           $ 0.32         $ 0.43            $ -            $ -         $ -        $ 0.33

     Total Square Feet Leased                     29,514 sf       1,333 sf             sf             sf          sf     30,847 sf
     Total Tenant Lease Costs                     $ 344,070       $ 13,330            $ -            $ -         $ -     $ 357,400
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 344,070       $ 13,330            $ -            $ -         $ -     $ 357,400
     Total Per Square Foot                          $ 11.66        $ 10.00            $ -            $ -         $ -       $ 11.59



                              Section XI - Page 5

                           CORNERSTONE PROPERTIES INC.
                           REVENUE GENERATING CAPITAL
                             (NON-RECURRING CAPITAL)

-----------------------------------------------------------------------------------------------------------------------------------
REGION                                        1999 YTD           1998          1997          1996           1995      TOTAL/AVERAGE
-----------------------------------------------------------------------------------------------------------------------------------
ATLANTA, GEORGIA
     Weighted Average Square Footage Owned     1,232,603 sf   1,647,986 sf     297,992 sf             sf          sf    635,716 sf
     Capital Expenditures                         $ 193,186      $ 586,718            $ -            $ -         $ -     $ 155,981
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 193,186      $ 586,718            $ -            $ -         $ -     $ 155,981
     Total Per Square Foot                           $ 0.16         $ 0.36            $ -            $ -         $ -        $ 0.25

     Total Square Feet Leased                      1,299 sf      60,834 sf       2,139 sf             sf          sf     64,272 sf
     Total Tenant Lease Costs                      $ 45,220    $ 1,919,820       $ 24,132            $ -         $ -   $ 1,989,172
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                       $ 45,220    $ 1,919,820       $ 24,132            $ -         $ -   $ 1,989,172
     Total Per Square Foot                          $ 34.81        $ 31.56        $ 11.28            $ -         $ -       $ 30.95


SEATTLE, WASHINGTON
     Weighted Average Square Footage Owned     1,099,286 sf   1,168,321 sf   1,154,560 sf   1,154,560 sf1,154,560 sf  1,146,257 sf
     Capital Expenditures                          $ 97,558      $ 212,549       $ 88,401       $ 25,500   $ 135,194     $ 111,840
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                       $ 97,558      $ 212,549       $ 88,401       $ 25,500   $ 135,194     $ 111,840
     Total Per Square Foot                           $ 0.09         $ 0.18         $ 0.08         $ 0.02      $ 0.12        $ 0.10

     Total Square Feet Leased                        638 sf             sf      69,727 sf     146,517 sf          sf    216,882 sf
     Total Tenant Lease Costs                         $ 357            $ -      $ 404,988      $ 643,235         $ -   $ 1,048,580
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                          $ 357            $ -      $ 404,988      $ 643,235         $ -   $ 1,048,580
     Total Per Square Foot                           $ 0.56            $ -         $ 5.81         $ 4.39         $ -        $ 4.83


SANTA CLARA COUNTY, CALIFORNIA
     Weighted Average Square Footage Owned       950,104 sf      56,510 sf             sf             sf          sf    201,323 sf
     Capital Expenditures                         $ 242,597       $ 86,662            $ -            $ -         $ -      $ 65,852
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 242,597       $ 86,662            $ -            $ -         $ -      $ 65,852
     Total Per Square Foot                           $ 0.26         $ 1.53            $ -            $ -         $ -        $ 0.33

     Total Square Feet Leased                     14,882 sf       6,614 sf             sf             sf          sf     21,496 sf
     Total Tenant Lease Costs                     $ 366,451       $ 66,140            $ -            $ -         $ -     $ 432,591
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 366,451       $ 66,140            $ -            $ -         $ -     $ 432,591
     Total Per Square Foot                          $ 24.62        $ 10.00            $ -            $ -         $ -       $ 20.12


DENVER, COLORADO
     Weighted Average Square Footage Owned       888,448 sf   1,187,752 sf   1,187,752 sf   1,187,752 sf1,187,752 sf  1,127,891 sf
     Capital Expenditures                               $ -            $ -            $ -            $ -         $ -           $ -
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                            $ -            $ -            $ -            $ -         $ -           $ -
     Total Per Square Foot                              $ -            $ -            $ -            $ -         $ -           $ -

     Total Square Feet Leased                            sf       1,497 sf             sf             sf          sf      1,497 sf
     Total Tenant Lease Costs                           $ -       $ 24,169            $ -            $ -         $ -      $ 24,169
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                            $ -       $ 24,169            $ -            $ -         $ -      $ 24,169
     Total Per Square Foot                              $ -        $ 16.14            $ -            $ -         $ -       $ 16.14


SAN FRANCISCO, CALIFORNIA
     Weighted Average Square Footage Owned       597,315 sf     163,815 sf             sf             sf          sf    152,226 sf
     Capital Expenditures                         $ 748,707       $ 21,786            $ -            $ -         $ -     $ 154,099
     Minority Interest Adjustment                 $ 197,524        $ 8,490            $ -            $ -         $ -      $ 41,203
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 551,183       $ 13,296            $ -            $ -         $ -     $ 112,896
     Total Per Square Foot                           $ 0.92         $ 0.08            $ -            $ -         $ -        $ 0.74

     Total Square Feet Leased                     10,422 sf      20,678 sf             sf             sf          sf     31,100 sf
     Total Tenant Lease Costs                     $ 293,796      $ 501,187            $ -            $ -         $ -     $ 794,983
     Minority Interest Adjustment                  $ 97,932            $ -            $ -            $ -         $ -      $ 97,932
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 195,864      $ 501,187            $ -            $ -         $ -     $ 697,051
     Total Per Square Foot                          $ 18.79        $ 24.24            $ -            $ -         $ -       $ 22.41


                              Section XI - Page 6

                           CORNERSTONE PROPERTIES INC.
                           REVENUE GENERATING CAPITAL
                             (NON-RECURRING CAPITAL)

-----------------------------------------------------------------------------------------------------------------------------------
REGION                                        1999 YTD            1998           1997          1996          1995     TOTAL/AVERAGE
-----------------------------------------------------------------------------------------------------------------------------------
MINNEAPOLIS, MINNESOTA
     Weighted Average Square Footage Owned       645,559 sf     870,970 sf     870,970 sf     870,970 sf  870,970 sf    825,888 sf
     Capital Expenditures                               $ -            $ -            $ -            $ -         $ -           $ -
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                            $ -            $ -            $ -            $ -         $ -           $ -
     Total Per Square Foot                              $ -            $ -            $ -            $ -         $ -           $ -

     Total Square Feet Leased                            sf             sf             sf             sf          sf            sf
     Total Tenant Lease Costs                           $ -            $ -            $ -            $ -         $ -           $ -
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                            $ -            $ -            $ -            $ -         $ -           $ -
     Total Per Square Foot                              $ -            $ -            $ -            $ -         $ -           $ -


WASHINGTON, D.C. / ALEXANDRIA, VIRGINIA
     Weighted Average Square Footage Owned       743,017 sf     989,999 sf     177,548 sf             sf          sf    382,113 sf
     Capital Expenditures                          $ 24,619      $ 139,501      $ 216,984            $ -         $ -      $ 76,221
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                       $ 24,619      $ 139,501      $ 216,984            $ -         $ -      $ 76,221
     Total Per Square Foot                           $ 0.03         $ 0.14         $ 1.22            $ -         $ -        $ 0.20

     Total Square Feet Leased                      8,988 sf      32,227 sf             sf             sf          sf     41,215 sf
     Total Tenant Lease Costs                     $ 181,129    $ 1,146,914            $ -            $ -         $ -   $ 1,328,043
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 181,129    $ 1,146,914            $ -            $ -         $ -   $ 1,328,043
     Total Per Square Foot                          $ 20.15        $ 35.59            $ -            $ -         $ -       $ 32.22


SUBURBAN CHICAGO, ILLINOIS
     Weighted Average Square Footage Owned       730,054 sf     923,873 sf     297,067 sf      43,136 sf          sf    398,826 sf
     Capital Expenditures                         $ 154,925            $ -       $ 61,877            $ -         $ -      $ 43,360
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 154,925            $ -       $ 61,877            $ -         $ -      $ 43,360
     Total Per Square Foot                           $ 0.21            $ -         $ 0.21            $ -         $ -        $ 0.11

     Total Square Feet Leased                      9,389 sf      34,637 sf      11,816 sf       1,941 sf          sf     57,783 sf
     Total Tenant Lease Costs                     $ 145,159      $ 495,310      $ 261,538        $ 9,706         $ -     $ 911,713
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 145,159      $ 495,310      $ 261,538        $ 9,706         $ -     $ 911,713
     Total Per Square Foot                          $ 15.46        $ 14.30        $ 22.13         $ 5.00         $ -       $ 15.78


SANTA MONICA/WEST LOS ANGELES, CALIFORNIA
     Weighted Average Square Footage Owned       633,501 sf     137,348 sf             sf             sf          sf    154,170 sf
     Capital Expenditures                          $ 21,438       $ 12,980            $ -            $ -         $ -       $ 6,884
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                       $ 21,438       $ 12,980            $ -            $ -         $ -       $ 6,884
     Total Per Square Foot                           $ 0.03         $ 0.09            $ -            $ -         $ -        $ 0.04

     Total Square Feet Leased                     21,444 sf             sf             sf             sf          sf     21,444 sf
     Total Tenant Lease Costs                     $ 511,164            $ -            $ -            $ -         $ -     $ 511,164
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 511,164            $ -            $ -            $ -         $ -     $ 511,164
     Total Per Square Foot                          $ 23.84            $ -            $ -            $ -         $ -       $ 23.84


ORANGE COUNTY, CALIFORNIA
     Weighted Average Square Footage Owned       531,127 sf      31,096 sf             sf             sf          sf    112,445 sf
     Capital Expenditures                          $ 13,695            $ -            $ -            $ -         $ -       $ 2,739
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                       $ 13,695            $ -            $ -            $ -         $ -       $ 2,739
     Total Per Square Foot                           $ 0.03            $ -            $ -            $ -         $ -        $ 0.02

     Total Square Feet Leased                     94,640 sf       1,311 sf             sf             sf          sf     95,951 sf
     Total Tenant Lease Costs                   $ 2,460,334        $ 6,555            $ -            $ -         $ -   $ 2,466,889
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                    $ 2,460,334        $ 6,555            $ -            $ -         $ -   $ 2,466,889
     Total Per Square Foot                          $ 26.00         $ 5.00            $ -            $ -         $ -       $ 25.71


                              Section XI - Page 7

                           CORNERSTONE PROPERTIES INC.
                           REVENUE GENERATING CAPITAL
                             (NON-RECURRING CAPITAL)

-----------------------------------------------------------------------------------------------------------------------------------
REGION                                        1999 YTD            1998           1997          1996          1995     TOTAL/AVERAGE
-----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO, CALIFORNIA
     Weighted Average Square Footage Owned       314,512 sf      18,450 sf             sf             sf          sf     66,592 sf
     Capital Expenditures                               $ 0          $ 422            $ -            $ -         $ -          $ 84
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                            $ 0          $ 422            $ -            $ -         $ -          $ 84
     Total Per Square Foot                           $ 0.00         $ 0.02            $ -            $ -         $ -        $ 0.00

     Total Square Feet Leased                     14,698 sf       5,431 sf             sf             sf          sf     20,129 sf
     Total Tenant Lease Costs                     $ 287,873       $ 85,484            $ -            $ -         $ -     $ 373,357
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 287,873       $ 85,484            $ -            $ -         $ -     $ 373,357
     Total Per Square Foot                          $ 19.59        $ 15.74            $ -            $ -         $ -       $ 18.55


LOS ANGELES, CALIFORNIA
     Weighted Average Square Footage Owned       194,389 sf      17,689 sf             sf             sf          sf     42,416 sf
     Capital Expenditures                                $0        $ 7,960            $ -            $ -         $ -       $ 1,592
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                            $ -        $ 7,960            $ -            $ -         $ -       $ 1,592
     Total Per Square Foot                              $ -         $ 0.45            $ -            $ -         $ -        $ 0.04

     Total Square Feet Leased                        809 sf             sf             sf             sf          sf        809 sf
     Total Tenant Lease Costs                      $ 20,994            $ -            $ -            $ -         $ -      $ 20,994
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                       $ 20,994            $ -            $ -            $ -         $ -      $ 20,994
     Total Per Square Foot                          $ 25.95            $ -            $ -            $ -         $ -       $ 25.95


NEW YORK CITY, NEW YORK
     Weighted Average Square Footage Owned       283,445 sf     378,965 sf     353,007 sf     112,526 sf          sf    225,589 sf
     Capital Expenditures                               $ -            $ -            $ -            $ -         $ -           $ -
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                            $ -            $ -            $ -            $ -         $ -           $ -
     Total Per Square Foot                              $ -            $ -            $ -            $ -         $ -           $ -

     Total Square Feet Leased                            sf             sf             sf       7,115 sf          sf      7,115 sf
     Total Tenant Lease Costs                           $ -            $ -            $ -      $ 174,266         $ -     $ 174,266
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                            $ -            $ -            $ -      $ 174,266         $ -     $ 174,266
     Total Per Square Foot                              $ -            $ -            $ -        $ 24.49         $ -       $ 24.49


CONEJO VALLEY (VENTURA), CALIFORNIA
     Weighted Average Square Footage Owned       175,210 sf      10,269 sf             sf             sf          sf     37,096 sf
     Capital Expenditures                               $ -            $ -            $ -            $ -         $ -           $ -
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                            $ -            $ -            $ -            $ -         $ -           $ -
     Total Per Square Foot                              $ -            $ -            $ -            $ -         $ -           $ -

     Total Square Feet Leased                     13,331 sf             sf             sf             sf          sf     13,331 sf
     Total Tenant Lease Costs                     $ 186,240            $ -            $ -            $ -         $ -     $ 186,240
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 186,240            $ -            $ -            $ -         $ -     $ 186,240
     Total Per Square Foot                          $ 13.97            $ -            $ -            $ -         $ -       $ 13.97


OTHER REGIONS
     Weighted Average Square Footage Owned       156,754 sf       9,168 sf             sf             sf          sf     33,184 sf
     Capital Expenditures                          $ 18,652            $ -            $ -            $ -         $ -       $ 3,730
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                       $ 18,652            $ -            $ -            $ -         $ -       $ 3,730
     Total Per Square Foot                           $ 0.12            $ -            $ -            $ -         $ -        $ 0.11

     Total Square Feet Leased                     17,900 sf             sf             sf             sf          sf     17,900 sf
     Total Tenant Lease Costs                     $ 168,015            $ -            $ -            $ -         $ -     $ 168,015
     Minority Interest Adjustment                       $ -            $ -            $ -            $ -         $ -           $ -
                                               ------------------------------------------------------------------------------------
     Total Cornerstone Share                      $ 168,015            $ -            $ -            $ -         $ -     $ 168,015
     Total Per Square Foot                           $ 9.39            $ -            $ -            $ -         $ -        $ 9.39

-----------------------------------------------------------------------------------------------------------------------------------

                              Section XI - Page 8

                           CORNERSTONE PROPERTIES INC.



                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE



                                  DEBT SCHEDULE

                    CORNERSTONE PROPERTIES INC.
                           Debt Schedule
                         September 30, 1999

--------------------------------------------------------------------------------

The following table sets forth certain information regarding the consolidated debt obligations of the Company as of September 30, 1999, including mortgage obligations relating to the Properties. All of this debt, with the exception of the Convertible Promissory Note due 2001, is nonrecourse to the Company. However, notwithstanding the nonrecourse indebtedness, the lender may have the right to recover deficiencies from the Company in certain circumstances, including fraud, misappropriation of funds and environmental liabilities.


                                                                                                Maturity
                       Property                     Amortization       Interest Rate (A)          Date                  9/30/99
----------------------------------------------    -----------------    -----------------    ------------        ------------------

FIXED RATE
TransPotomac Plaza (B)                            Interest only                    7.28%          Oct-00              65,000,000
West Wilshire Office and Medical                  25 year                          6.90%          Jan-02              17,023,000
Searise Office Tower                              25 year                          6.90%          Jan-02              11,673,000
Exposition Centre                                 25 year                          6.90%          May-02               5,113,000
Wilshire Palisades                                22 year                          6.70%          Jul-02              29,264,000
1300 South El Camino                              23 year                          6.90%          Dec-02               3,927,000
125 Summer Street                                 Interest only (C)                7.20%          Jan-03              50,000,000
Tower 56                                          30 year                          7.67%          May-03              17,417,000
Peninsula Office Park 4                           25 year                          6.90%          Feb-04               5,352,000
Peninsula Office Park 1,3,5,6,8 & 9               25 year                          6.90%          Feb-04              55,479,000
110 Atrium Place                                  30 year                          6.90%          Mar-04              21,604,000
10 Almaden                                        25 year                          6.90%          Apr-04              33,385,000
Embarcadero Place                                 20 year                          6.90%          Apr-04              25,488,000
527 Madison Avenue and One Lincoln Centre (B)     Interest only                    7.47%          Oct-04              65,000,000
Sixty State Street                                30 year                          6.84%          Jan-05              85,971,000
201 California Street                             30 year                          6.70%          Mar-05              32,767,000
Island Corporate Center                           30 year                          6.90%          Apr-05              13,205,000
Washington Mutual Tower                           Interest only                    7.53%          Nov-05              79,100,000
Norwest Center                                    Interest only                    8.74%          Dec-05             110,000,000
Agoura Hills                                      25 year                          6.90%          Dec-05              12,109,000
Janss Court                                       30 year                          6.90%          Dec-05              18,451,000
Bayhill 4,5,6 & 7                                 25 year                          6.90%          Dec-06              58,100,000
66 Bovet                                          22 year                          6.90%          Apr-07               3,863,000
Market Square (D) and 200 Galleria (B)            Interest only                    7.54%          Oct-07             120,000,000
One Norwest Center                                30 year                          6.90%          Oct-08              97,567,000
Corporate 500 Centre                              25 year                          6.66%          Nov-08              88,798,000
188 Embarcadero (E)                               25 year                          7.26%          Aug-09              15,663,000
Centerside II (E)                                 25 year                          7.26%          Aug-09              24,342,000
700 North Brand (E)                               25 year                          7.26%          Aug-09              27,036,000
Golden Bear Center (E)                            25 year                          7.26%          Aug-09              20,551,000
Bixby Ranch (E)                                   25 year                          7.26%          Aug-09              28,632,000
One Memorial (E)                                  25 year                          7.26%          Aug-09              63,349,000
                                                                                                                 ----------------

Total Fixed Rate Debt                                                              7.24% (F)         6.4 (F)       1,305,229,000

VARIABLE RATE
Seaport Centre                                    Interest only         LIBOR plus 1.50%          Dec-99              58,000,000
The Pruneyard                                     24 year               LIBOR plus 2.00%          Mar-00              61,022,000
Convertible Promissory Note due 2001 (G)          Interest only              8.11%max (H)         Jan-01              12,926,000
120 Montgomery                                    24 year               LIBOR plus 1.40%          Nov-02              48,315,000
Norris Tech Center                                25 year               LIBOR plus 1.65%          Dec-03              16,162,000
Other loans                                       Various                        Various         Various                 317,000
                                                                                                                 ----------------

Total Variable Rate Debt                                                           6.97% (F)         1.4 (F)         196,742,000
                                                                                                                 ----------------


Total Cornerstone Debt before adjustments                                          7.21% (F)         5.7 (F)     $ 1,501,971,000

Adjustments:
One Post                                          25 year                          6.90%          Dec-02              17,307,000
120 Montgomery                                    24 year               LIBOR plus 1.40%          Nov-02             (16,088,895)
Norwest Center                                    Interest only                    8.74%          Dec-05             (25,036,000)
                                                                                                                -----------------

Total Adjustments                                                                                                    (23,817,895)

Total Cornerstone Share of Debt                                                    7.18% (F)         5.7 (F)     $ 1,478,153,105
                                                                                                                 ================


                           CORNERSTONE PROPERTIES INC.
                                  DEBT SCHEDULE
                               SEPTEMBER 30, 1999


(A) The interest rate is the stated interest rate (for Cornerstone-originated debt) or the mark to market rate at the time of acquisition (for debt assumed as part of a property acquisition).

(B) The three notes arising from the acquisition of several properties from PGGM are cross-collateralized, having the effect of forming a "collateral pool" for the underlying notes.

(C) Interest only payments through January 1, 2001, with a 25-year amortization schedule thereafter.

(D) The collateral for this loan is a pledge of the $181.0 million first mortgage loan on Market Square that the Company purchased from PGGM.

(E) The six notes arising from the restructuring of certain debt with Prudential and Northwestern Mutual Life are cross-collateralized, having the effect of forming a "collateral pool" for the underlying notes.

(F) Weighted-average interest rate and maturity of the Company's long-term debt.

(G) The lender, Hines, has the right to convert the note into common stock at a conversion price of $14.30 per share. At maturity, the Company is entitled to repay the principal of the note with common stock priced at the lesser of $14.30 per share or the then existing share price.

(H)   Lesser of 30-day LIBOR plus 0.5% or 8.11%.


The combined aggregate amount of maturities for all long-term borrowings for 1999 through 2003 are $58,000,000, $126,022,000, $12,926,000, $115,315,000 and
$83,579,000, respectively.



REVOLVING CREDIT FACILITY

The Company has a $550.0 million Revolving Credit Facility with a syndicate of 17 banks led by Bankers Trust Company, The Chase Manhattan Bank and NationsBank for acquisitions and general working capital purposes as well as the issuance of letters of credit (the "Revolving Credit Facility"). The interest rate on the facility depends on the Company's ratio of total debt to asset value (as defined) at the time of borrowing and will be at a spread of 1.10% to 1.80% over the applicable LIBOR or the Prime Rate at the borrower's option. The letters of credit will be priced at the applicable Eurodollar credit spread. The Revolving Credit Facility expires on November 3, 2001. As of September 30, 1999, $373.5 million of the facility was outstanding at a rate of approximately 6.8%. Of this amount, approximately $250.0 million is fixed with interest rate swaps, which effectively fixes the rate at 6.47%. In addition, at September 30, 1999, a letter of credit with Summit Bank in the amount of $5.5 million was outstanding at a rate of 1.40%. The Revolving Credit Facility contains certain restrictive covenants including: (i) a limitation on the Company's dividend to 90.0% of funds from operations and 110.0% of funds available for distribution, both as defined in the agreement; (ii) the percentage of total liabilities to total property asset value (as defined) cannot exceed 60.0%; (iii) the ratio of adjusted EBITDA to interest expense may not be less than 2.00 to 1.00 through July 1, 1999 and 2.25 to 1.00 thereafter; (iv) fixed charge coverage may not be less than 1.75 to 1.00; and (v) the ratio of total property asset value (as defined) to secured indebtedness may not be less than 2.22 to 1.00.

                           CORNERSTONE PROPERTIES INC.



                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE



                                 EQUITY SCHEDULE

                           CORNERSTONE PROPERTIES INC.
                            EQUITY ACTIVITY SCHEDULE
                            AS OF SEPTEMBER 30, 1999

--------------------------------------------------------------------------------


The following table shows the equity activity that has occurred since January 1, 1998 and the calculation of diluted Common shares and Units outstanding:

                                                                                                            NUMBER OF
     ITEM                  DATE          DESCRIPTION                                                       SHARES/UNITS
--------------------       --------      -----------------------------------------------------------     -----------------
COMMON STOCK
                           01/01/98      Beginning balance                                                   83,191,819
                           01/05/98      Tower 56 residual value acquisition                                    307,692
                           02/02/98      Public secondary equity offering                                    14,375,000
                           02/17/98      Management stock grants                                                 12,500
                           02/27/98      Dividend reinvestment                                                  109,007
                           03/02/98      Management stock grants                                                 19,178
                           04/28/98      One Memorial Drive acquisition                                       3,428,571
                           05/29/98      Dividend reinvestment                                                   98,487
                           08/31/98      Dividend reinvestment                                                   94,610
                           11/30/98      Dividend reinvestment                                                   95,300
                           12/16/98      PGGM investment                                                     11,594,203
                           12/16/98      Wilson Acquisition                                                  14,884,417
                           05/12/99      Management option exercise                                             127,000
                           05/28/99      Dividend reinvestment                                                   76,603
                           07/30/99      Unitholder redemption                                                  562,588
                           08/03/99      Unitholder redemption                                                  562,587
                           08/31/99      Dividend reinvestment                                                   70,974
                                                                                                         ---------------
                                         Total                                                              129,610,536
                                                                                                         ---------------
OUTSIDE UPREIT UNITS
                           01/01/98      Beginning balance                                                            -
                           01/29/98      Corporate 500 Centre acquisition                                       822,794
                           04/28/98      One Memorial Drive acquisition                                       1,657,426
                           06/03/98      201 California Street and Wilshire Palisades acquisition             1,665,663
                           12/16/98      Wilson Acquisition                                                  16,187,724
                           07/30/99      Unitholder redemption                                                 (562,588)
                           08/03/99      Unitholder redemption                                                 (562,587)
                           09/09/99      Unitholder redemption                                                  (76,647)
                                                                                                         ---------------
                                         Total                                                               19,131,785
                                                                                                         ---------------

DILUTIVE ISSUES

                                         Convertible Preferred Stock                                          3,030,303
                                         Convertible Promissory Note                                            903,914
                                         Dilutive effect of "in the money" options                              115,978
                                                                                                         ---------------
                                                                                                              4,050,195
                                                                                                         ---------------
                           09/30/99      Total diluted common shares and units outstanding                  152,792,516
                                                                                                         ===============
                                         Year to date weighted average diluted common
                                         shares and units outstanding                                       152,697,882
                                                                                                         ===============
                                         Quarter to date weighted average diluted common
                                         shares and units outstanding                                       152,792,806
                                                                                                         ===============


-------------------------------------------------------------------------------

                           CORNERSTONE PROPERTIES INC.



                           SUPPLEMENTAL INFORMATION TO

                           QUARTERLY EARNINGS RELEASE



                       MINORITY SHARING IN CASH FLOWS AND

                                RESIDUAL PROCEEDS

MINORITY SHARING IN CASH FLOWS AND RESIDUAL PROCEEDS

     Seven of the Company's properties are held in partnerships which allow the Company's partners to participate in the cash flows of their respective properties. The following discussion provides the details of partner's participation in the cash flow of each of the respective properties.


Norwest Center

     Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. The remaining cash flow is paid first to Cornerstone, as a 7% cumulative preference return on its capital base of $92.3 million ($6,461,000), and then any remaining cash flow is split 50% to Cornerstone and 50% to their partner, Sixth & Marquette Limited Partnership ("S&M"). Should cash flow be insufficient to pay the preference return ("Preference Deficit"), it will accumulate and earn interest at 7%. Any Preference Deficit will be paid as the first priority payment after debt service. Cash flow and earnings for the nine months of 1999 were split 77.2% to Cornerstone and 22.8% to S&M. Sales proceeds from Norwest Center will be split as follows as of September 30, 1999:

       1)    To Debt                                $110.0 million
       2)    To Cornerstone                           92.3 million
       3)    To Cornerstone                            9.3 million
       4)    To Cornerstone                            1.0 million
       5)    To S&M                                   20.2 million
       6)    The remaining proceeds will be split
             50/50 among the two partners.

Washington Mutual Tower

     Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. The remaining cash flow is paid first to Cornerstone as a 9.53% preference return on its capital base of $47.0 million ($4,479,000); next to pay the Preference Deficit on the second preference return (currently $9.6 million); then to Cornerstone as an 8% second preference return on its capital base of $100.0 million ($8,000,000). Any remaining cash flow is split 50% to Cornerstone and 50% to 1212 Partnership, Cornerstone's partner. The cumulative Preference Deficit earns interest at a rate of 8% until it is repaid. 1212 Partnership does not currently share in the cash flow from Washington Mutual Tower. With regard to the sale of the building, the Company will receive the first $156.6 million of proceeds after repayment of the $79.1 million mortgage ($235.7 million in total proceeds). Any proceeds above this amount will be split 50/50 with Cornerstone's partners.

191 Peachtree Street

         Under the partnership agreement, cash flow is used first to pay operating and capital expenditures, then debt service on the mortgage note. In addition, the partner in the transaction, CH Associates, Ltd., will receive an annual incentive distribution of $250,000 which Cornerstone expects it will receive under the partnership agreement through February 28, 2000. Cornerstone receives the remaining cash flow until such time as its cumulative undistributed preferred return ($163.6 million as of 9/30/99) has been reimbursed. Excess cash flow will be split 80% to Cornerstone and 20% to CH Associates, Ltd. Sales proceeds from 191 Peachtree Street will be split as follows as of September 30, 1999:


       1)       To Debt                                        $   1.8 million
       2)       To Cornerstone (as partial holder
                of the debt)                                   $ 157.2 million
       3)       To Cornerstone for its undistributed
                preferred return                               $  18.6 million
       4)       To Cornerstone for its priority capital
                contribution                                   $ 145.0 million



500 Boylston and 222 Berkeley Street

     Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 91.5% partnership interest and Hines' 8.5% partnership interest.


One Post Street, San Francisco

     Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 50.0% interest and McKesson Corporation's 50.0% interest. This property is accounted for using the equity method of accounting.


120 Montgomery Street, San Francisco

     Distributions of cash flows and sales proceeds are shared in proportion to Cornerstone's 66.7% partnership interest and Sansome Partners III, L.P.'s 33.3% partnership interest.